UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05767

DWS Strategic Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/19

ITEM 1.	REPORT TO STOCKHOLDERS

November 30, 2019

Annual Report

to Shareholders

DWS Strategic Municipal Income Trust

Ticker Symbol: KSM

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Portfolio Management Review
8	Performance Summary
10	Portfolio Summary
11	Investment Portfolio
32	Statement of Assets and Liabilities
33	Statement of Operations
34	Statement of Cash Flows
35	Statements of Changes in Net Assets
36	Financial Highlights
38	Notes to Financial Statements

47	Report of Independent Registered Public Accounting Firm
49	Tax Information
49	Other Information
50	Shareholder Meeting Results
51	Dividend Reinvestment and Cash Purchase Plan
54	Advisory Agreement Board Considerations and Fee Evaluation
58	Board Members and Officers
63	Additional Information

The Fund’s investment objective is to provide a high level of current income exempt from federal income tax.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses. Although the Fund seeks income that is exempt from federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Strategic Municipal Income Trust

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when sold. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Please refer to pages 8 through 9 for more complete performance information.

Investment Guidelines

The Fund’s investment objective is to provide a high level of current income exempt from federal income tax. The Fund will seek to achieve its investment objective by investing in a portfolio of tax-exempt municipal securities. The Fund will invest at least 50% of its assets in investment-grade or unrated municipal securities of comparable quality and may invest up to 50% of its assets in high-yield municipal securities that are below investment grade.

The lowest-quality municipal securities in which the Fund will invest are those rated B by Moody’s Investors Service, Inc. or B- by Standard & Poor’s Corporation, or unrated municipal securities, which, in the opinion of the Fund’s investment advisor, have credit characteristics equivalent to, and will be of comparable quality to, such B or B- rated municipal securities.

DWS Strategic Municipal Income Trust returned 13.68% based on net asset value for the annual period ended November 30, 2019, while the Fund’s benchmark, the unmanaged, unleveraged Bloomberg Barclays Municipal Bond Index, returned 8.49% for the 12-month period. The broad taxable bond market, as measured by the Bloomberg Barclays Aggregate Bond Index, returned 10.79% for the same period. The Fund’s return based on market price was 26.01%. Over the period, the Fund’s traded shares went from a discount of 12.41% to a discount of 2.92%. The Fund’s monthly dividend was reduced from 5 cents per share to 4.25 cents per share during the fiscal period.

Performance for the broader fixed income markets was supported over the 12-month period by a decline in U.S. Treasury yields. December of 2018 saw Treasury yields drop sharply as investors sought a safe haven in the face of uncertainty around global growth and concerns that the U.S. Federal Reserve would overshoot on normalizing interest rates. Municipal bond market performance was constrained to a degree in late

DWS Strategic Municipal Income Trust	|	3

2018 by outflows from tax-free mutual funds, although the impact was largely offset by moderate new issue supply.

Entering 2019, the Fed signaled patience with respect to future increases in its benchmark overnight lending rate, sparking a rebound in sentiment. After having raised rates in December of 2018, the Fed’s Open Market Committee implemented a quarter-point decrease in its benchmark overnight lending rate at each of its late-July, mid-August and late-October 2019 meetings. The result was to leave the fed funds target at 1.50%–1.75%, somewhat below the low end of its historically normal range.

Tax-free funds would see record inflows of $84.1 billion over the first eleven months of 2019. Longer-maturity and lower quality municipal funds experienced the largest inflows as investors sought incremental income in a low interest rate environment. The level of demand was more than sufficient to absorb an increase in municipal issuance relative to the same period in 2018.

“Performance for the broader fixed income markets was supported over the 12-month period by a decline in U.S. Treasury yields.”

The yield curve for AAA-rated municipal bonds finished the 12 months ended November 30, 2019 lower along its length. In addition, the curve flattened as longer maturities experienced the most significant yield declines. Specifically, the yield on two-year issues declined by 85 basis points from 1.92% to 1.07%, while the 10-year yield declined 104 basis points from 2.51% to 1.47%, and the 30-year yield declined 116 basis point from 3.22% to 2.06% for a flattening of 31 basis points between two and 30 years. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

For the 12 months ending November 30, 2019, municipal market credit spreads — the incremental yield offered by lower-quality issues vs. AAA-rated issues — generally narrowed, as investors continued to seek sources of higher yield in a low rate environment.

4	|	DWS Strategic Municipal Income Trust

AAA Municipal Bond Yield Curve (as of 11/30/19 and 11/30/18)

Source: Thomson Reuters as of 11/30/19.

Chart is for illustrative purposes only and does not represent any DWS product.

Positive and Negative Contributors to Performance

Given less attractive yields relative to Treasuries on the front end of the municipal curve, we looked for opportunities to gain incremental income by maintaining a tilt toward issues in the 20-30-year maturity range, while underweighting the 5-year part of the curve. This positioning aided performance vs. the benchmark, as longer-term issues benefited the most from falling yields as the curve flattened over the period.

In a period when investors were generally rewarded for lower credit quality exposure, the Fund’s overall stance with respect to credit quality added to performance vs. the benchmark. Specifically, the Fund carried overweights relative to the benchmark in issues rated A and BBB, and also had out-of benchmark exposure to bonds rated below investment grade or that were unrated. This positioning added to performance as credit spreads narrowed over the 12 months ended November 30, 2019. In sector terms, exposure to tobacco-related issues led positive contributions, followed by hospital issues.

Relative to its Morningstar peer group, the Fund had a higher-quality bias and less exposure to below-investment-grade issues, which acted as a constraint on returns.

DWS Strategic Municipal Income Trust	|	5

Outlook and Positioning

At the end of November 2019, municipal yields on an absolute basis were low by historical standards. Yields for longer-maturity municipals remained reasonably attractive vs. taxable alternatives. As of November 30, 2019, the 10-year municipal yield of 1.47% was 82.5% of the 1.78% yield on comparable-maturity U.S. Treasuries, as compared to a ratio of 83.4% twelve months earlier. The 30-year municipal yield of 2.06% was 93.2% of the 2.21% yield on comparable-maturity U.S. Treasuries, as compared to a ratio of 97.6% twelve months earlier.

The municipal curve is flat by historical standards, particularly between two and 10 years. However, the municipal curve has maintained more slope than the Treasury curve and we view the 20-30-year maturity range as offering attractive incremental income.

We believe credit spreads to currently be relatively fully valued. Consequently, we are being selective as we seek to add exposure to lower quality paper. We continue to perform careful analysis of each issue’s risk/reward profile given the environment of relatively tight spreads.

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 1986.

–	Head of Municipal Bonds.

–	BA, Duke University.

Chad Farrington, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 2018 with 20 years of industry experience; previously, worked as Portfolio Manager, Head of Municipal Research, and Senior Credit Analyst at Columbia Threadneedle.

–	BS, Montana State University.

Michael J. Generazo, Director

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 1999.

–	BS, Bryant College; MBA, Suffolk University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

6	|	DWS Strategic Municipal Income Trust

Terms to Know

The unmanaged, unleveraged Bloomberg Barclays Municipal Bond Index covers the U.S.-dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

The Bloomberg Barclays Aggregate Bond Index is an unmanaged, unleveraged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset- backed securities with average maturities of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

DWS Strategic Municipal Income Trust	|	7

Performance Summary	November 30, 2019 (Unaudited)

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 11/30/19

DWS Strategic Municipal Income Trust	1-Year	5-Year	10-Year
Based on Net Asset Value(a)	13.68%	5.08%	7.35%
Based on Market Price(a)	26.01%	4.41%	6.75%
Bloomberg Barclays Municipal Bond Index(b)	8.49%	3.57%	4.34%
Morningstar Closed-End High-Yield Municipal Funds Category(c)	10.63%	5.44%	7.64%

(a)

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Expenses of the Fund include management fee, interest expense and other fund expenses. Total returns shown take into account these fees and expenses. The expense ratio of the Fund for the year ended November 30, 2019 was 2.89% (1.12% excluding interest expense).

(b)

The unmanaged, unleveraged Bloomberg Barclays Municipal Bond Index covers the U.S. dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

(c)

Morningstar’s Closed-End High-Yield Municipal Funds category represents high-yield muni portfolios that typically invest at least 50% of assets in high-income municipal securities that are not rated or that are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BBB and below (considered part of the high-yield universe within the municipal industry). Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End High-Yield Municipal Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.

8	|	DWS Strategic Municipal Income Trust

Net Asset Value and Market Price

	As of 11/30/19	As of 11/30/18
Net Asset Value	$12.69	$11.76
Market Price	$12.32	$10.30
Premium (discount)	(2.92%)	(12.41%)

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months as of 11/30/19:
Income Dividends (common shareholders)	$.57
Capital Gains Dividend (common shareholders)	$.0346
November Income Dividend (common shareholders)	$.0425
Current Annualized Distribution Rate (Based on Net Asset Value) as of 11/30/19†	4.02%
Current Annualized Distribution Rate (Based on Market Price) as of 11/30/19†	4.14%
Tax Equivalent Distribution Rate (Based on Net Asset Value) as of 11/30/19†	6.79%
Tax Equivalent Distribution Rate (Based on Market Price) as of 11/30/19†	6.99%

†

Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2019. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund’s distribution rate and a marginal income tax rate of 40.8%. Distribution rates are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

DWS Strategic Municipal Income Trust	|	9

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Open-End Investment Companies)	11/30/19	11/30/18
Revenue Bonds	77%	70%
General Obligation Bonds	8%	9%
Escrow to Maturity/Prerefunded Bonds	8%	15%
Lease Obligations	7%	6%
	100%	100%

Quality (As a % of Investment Portfolio excluding Open-End Investment Companies)	11/30/19	11/30/18
AAA	4%	4%
AA	19%	20%
A	39%	37%
BBB	18%	19%
BB	8%	6%
B	1%	0%
CCC	0%	—
Not Rated	11%	14%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Top Five State/Territory Allocations (As a % of Investment Portfolio excluding Open-End Investment Companies)	11/30/19	11/30/18
Texas	14%	14%
Florida	9%	9%
New York	8%	8%
Illinois	8%	7%
California	7%	10%

Interest Rate Sensitivity	11/30/19	11/30/18
Effective Maturity	6.1 years	6.2 years
Modified Duration	5.8 years	5.6 years

Leverage (As a % of Total Assets)	11/30/19	11/30/18
	40%	42%

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.

Leverage results in additional risks and can magnify the effect of any gains or losses to a greater extent than if leverage were not used.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 11. A fact sheet is available on dws.com or upon request. Please see the Additional Information section on page 63 for contact information.

10	|	DWS Strategic Municipal Income Trust

Investment Portfolio	as of November 30, 2019

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 135.6%
Alabama 0.3%
Alabama, UAB Medicine Finance Authority Revenue, Series B2, 5.0%, 9/1/2041	325,000	383,032

Alaska 1.5%
Alaska, Industrial Development & Export Authority Revenue, Tanana Chiefs Conference Project, Series A, 4.0%, 10/1/2049	2,000,000	2,164,280

Arizona 3.9%

Arizona, State Industrial Development Authority, 3rd Tier Great Lakes Senior Living Revenue Communities Project:

Series C, 144A, 5.0%, 1/1/2049	200,000	214,296

Series C, 144A, 5.5%, 1/1/2054	300,000	330,732

Arizona, State Industrial Development Authority, Education Revenue, Odyssey Preparatory Academy Project, 144A, 5.0%, 7/1/2054	175,000	182,961

Arizona, State Industrial Development Authority, Senior Living Revenue, Great Lakes Senior Living Communities, Series A, 5.0%, 1/1/2054	500,000	557,545

Arizona, State University, Green Bond, Series A, 5.0%, 7/1/2043	2,000,000	2,495,720

Glendale, AZ, Industrial Development Authority, Terrace of Phoenix Project, 5.0%, 7/1/2048	60,000	64,685

Maricopa County, AZ, Industrial Development Authority, Education Revenue, Legacy Traditional School Project:

Series B, 144A, 5.0%, 7/1/2049 (a)	85,000	93,945

Series B, 144A, 5.0%, 7/1/2054 (a)	60,000	65,807

Phoenix, AZ, Industrial Development Authority, Education Facility Revenue, Leman Academy of Excellence, ORO Valley Project:

Series A, 144A, 5.0%, 7/1/2038	195,000	201,002

Series A, 144A, 5.25%, 7/1/2048	250,000	258,153

Tempe, AZ, Industrial Development Authority Revenue, Mirabella at ASU Project, Series A, 144A, 6.125%, 10/1/2047	255,000	290,909

Yavapai County, AZ, Industrial Development Authority, Hospital Facility, Regional Medical Center, 4.0%, 8/1/2043	675,000	740,846

		5,496,601

California 10.9%

California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue:

Series A-1, 5.0%, 6/1/2047	300,000	308,673

Series A-1, 5.25%, 6/1/2047	200,000	207,014

The accompanying notes are an integral part of the financial statements.

DWS Strategic Municipal Income Trust	|	11

	Principal Amount ($)	Value ($)

California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034	1,310,000	1,991,855

California, Morongo Band of Mission Indians Revenue, Series B, 144A, 5.0%, 10/1/2042	115,000	132,140

California, State General Obligation:

5.0%, 11/1/2043	1,300,000	1,471,444

5.25%, 4/1/2035	1,230,000	1,345,386

5.5%, 3/1/2040	1,000,000	1,010,590

California, State Municipal Finance Authority Revenue, LINXS Apartment Project:

Series A, AMT, 5.0%, 12/31/2043	300,000	351,546

Series A, AMT, 5.0%, 12/31/2047	160,000	186,650

Series A, AMT, 5.0%, 6/1/2048	60,000	69,880

California, State Pollution Control Financing Authority, Solid Waste Disposal Revenue, Rialto Bioenergy Facility LLC Project, Green Bonds Revenue, AMT, 144A, 7.5%, 12/1/2040	500,000	521,895

California, Statewide Communities Development Authority Revenue, Loma Linda University Medical Center:

Series A, 5.25%, 12/1/2044	195,000	215,650

Series A, 144A, 5.25%, 12/1/2056	735,000	827,801

Series A, 5.5%, 12/1/2054	195,000	216,887

Series A, 144A, 5.5%, 12/1/2058	105,000	122,929

California, Statewide Communities Development Authority, College Housing Revenue, NCCD-Hooper Street LLC, College of the Arts Project, 144A, 5.25%, 7/1/2049	825,000	951,043

California, Tobacco Settlement Revenue, San Diego, Tobacco Securitization Corp., “2” Series B-1, 5.0%, 6/1/2048	835,000	960,384

Riverside County, CA, Transportation Commission Toll Revenue Senior Lien, Series A, 5.75%, 6/1/2048	1,000,000	1,116,710

San Buenaventura, CA, Community Memorial Health Systems, 7.5%, 12/1/2041	500,000	550,535

San Francisco, CA, City & County Airports Commission, International Airport Revenue:

Series A, 5.0%, 5/1/2044	1,000,000	1,126,210

Series A, AMT, 5.0%, 5/1/2049	1,110,000	1,340,247

San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue, Series A, 5.0%, 1/15/2050	445,000	500,371

		15,525,840

Colorado 4.1%

Colorado, High Performance Transportation Enterprise Revenue, C-470 Express Lanes, 5.0%, 12/31/2056	225,000	245,502

Colorado, Park Creek Metropolitan District Revenue, Senior Ltd. Property Tax Supported, Series A, 5.0%, 12/1/2045	235,000	264,410

The accompanying notes are an integral part of the financial statements.

12	|	DWS Strategic Municipal Income Trust

	Principal Amount ($)	Value ($)

Colorado, Public Energy Authority, Natural Gas Purchased Revenue, 6.25%, 11/15/2028	635,000	811,200

Colorado, State Health Facilities Authority Revenue, Covenant Retirement Communities:

Series A, 5.0%, 12/1/2033	440,000	475,671

Series A, 5.0%, 12/1/2035	250,000	283,017

Colorado, State Health Facilities Authority Revenue, School Health Systems, Series A, 5.5%, 1/1/2035	1,000,000	1,145,530

Colorado, State Health Facilities Authority, Hospital Revenue, Covenant Retirement Communities Obligated Group:

Series A, 5.0%, 12/1/2043	165,000	192,047

Series A, 5.0%, 12/1/2048	260,000	301,733

Denver City & County, CO, Special Facilities Airport Revenue, United Airlines, Inc. Project, AMT, 5.0%, 10/1/2032	200,000	218,342

Denver, CO, City & County Airport Revenue:

Series A, AMT, 5.0%, 12/1/2048	585,000	691,025

Series A, AMT, 5.25%, 11/15/2043	600,000	674,052

Denver, CO, Health & Hospital Authority, Certificates of Participation, 5.0%, 12/1/2048	140,000	164,884

Denver, CO, Health & Hospital Authority, Healthcare Revenue, Series A, 4.0%, 12/1/2040	300,000	329,991

		5,797,404

Connecticut 0.1%

Connecticut, Mashantucket Western Pequot Tribe Bond, 6.05%, PIK, 7/1/2031*	2,983,189	111,869

Connecticut, State Health & Educational Facilities Authority Revenue, Covenant Home, Inc., Series B, 5.0%, 12/1/2040	85,000	99,486

		211,355

District of Columbia 1.1%

District of Columbia, Ingleside Rock Creek Project:

Series A, 5.0%, 7/1/2042	130,000	139,434

Series A, 5.0%, 7/1/2052	195,000	208,159

District of Columbia, Metropolitan Airport Authority Systems Revenue:

Series A, AMT, 5.0%, 10/1/2038	200,000	222,456

Series A, AMT, 5.0%, 10/1/2043	850,000	940,797

		1,510,846

Florida 10.7%

Alachua County, FL, Health Facilities Authority Revenue, Shands Teaching Hospital & Clinics, Inc., Series A, 4.0%, 12/1/2049	210,000	228,028

The accompanying notes are an integral part of the financial statements.

DWS Strategic Municipal Income Trust	|	13

	Principal Amount ($)	Value ($)

Broward County, FL, Airport System Revenue:

Series A, AMT, 4.0%, 10/1/2044	145,000	160,499

Series A, AMT, 4.0%, 10/1/2049	230,000	253,414

Collier County, FL, Industrial Development Authority, Continuing Care Community Revenue, Arlington of Naples Project, Series A, 144A, 8.125%, 5/15/2044*	290,000	275,886

Davie, FL, Educational Facilities Revenue, Nova Southeastern University Project, 5.0%, 4/1/2048	335,000	389,257

Florida, Capital Trust Agency, Educational Facilities Authority, Charter Educational Foundation Project, Series A, 144A, 5.375%, 6/15/2048	230,000	253,368

Florida, Capital Trust Agency, Senior Living Revenue, American Eagle Portfolio Project, Series A-1, 5.875%, 7/1/2054	1,000,000	1,076,020

Florida, Development Finance Corp., Surface Transportation Facilities Revenue, Virgin Trains USA Passenger Rail Project, Series A, 144A, AMT, 6.5%**, 1/1/2049	355,000	335,912

Florida, State Atlantic University Finance Corp., Capital Improvements Revenue, Student Housing Project, Series B, 4.0%, 7/1/2044	1,685,000	1,852,826

Florida, Tolomato Community Development District, Special Assessment:

Series 2015-1, Step-up Coupon, 0% to 11/1/2021, 6.61% to 5/1/2040	250,000	215,575

Series 2015-2, Step-up Coupon, 0% to 11/1/2024, 6.61% to 5/1/2040	150,000	106,037

Series A-4, Step-up Coupon, 0% to 5/1/2022, 6.61% to 5/1/2040	55,000	47,660

Series 3, 6.55%, 5/1/2027*	130,000	1

Series 2015-3, 6.61%, 5/1/2040*	165,000	2

Florida, Village Community Development District No. 9, Special Assessment Revenue, 5.5%, 5/1/2042	145,000	153,471

Florida, Village Community Development District No. 12, Special Assessment Revenue:

144A, 4.25%, 5/1/2043	400,000	426,680

144A, 4.375%, 5/1/2050	300,000	320,781

Greater Orlando, FL, Aviation Authority Airport Facilities Revenue, Series A, AMT, 5.0%, 10/1/2047	400,000	468,228

Hillsborough County, FL, Aviation Authority, Tampa International Airport, Series A, AMT, 5.0%, 10/1/2048	500,000	593,540

Lake County, FL, Senior Living Revenue, Village Veranda at Lady Lake Project, Series A-1, 144A, 7.125%, 1/1/2052	300,000	309,264

Martin County, FL, Health Facilities Authority, Martin Memorial Medical Center, Prerefunded, 5.5%, 11/15/2042	335,000	362,544

Miami Beach, FL, Health Facilities Authority, Mount Sinai Medical Center, 5.0%, 11/15/2044	500,000	555,070

The accompanying notes are an integral part of the financial statements.

14	|	DWS Strategic Municipal Income Trust

	Principal Amount ($)	Value ($)

Miami-Dade County, FL, Aviation Revenue, Series B, AMT, 5.0%, 10/1/2040	470,000	554,576

Miami-Dade County, FL, Health Facilities Authority Hospital Revenue, Nicklaus Children’s Hospital, 5.0%, 8/1/2047	665,000	779,313

Orlando & Orange County, FL, Expressway Authority Revenue, Series C, Prerefunded, 5.0%, 7/1/2035	830,000	848,633

Tallahassee, FL, Health Facilities Revenue, Memorial Healthcare, Inc. Project, Series A, 5.0%, 12/1/2055	1,150,000	1,284,722

Tampa-Hillsborough County, FL, Expressway Authority:

Series A, 5.0%, 7/1/2031	1,500,000	1,629,585

Series A, 5.0%, 7/1/2037	1,590,000	1,724,498

		15,205,390

Georgia 3.4%

Americus-Sumter County, GA, Hospital Authority, Magnolia Manor Obligated Group, Series A, 6.25%, 5/15/2033	1,000,000	1,111,190

Atlanta, GA, Airport Revenue, Series C, AMT, 5.0%, 1/1/2037	375,000	399,761

Cobb County, GA, Kennestone Hospital Authority, Revenue Anticipation Certificates, Wellstar Health System, Series A, 5.0%, 4/1/2047	175,000	203,147

DeKalb County, GA, Water & Sewer Revenue, Series A, 5.25%, 10/1/2036	1,000,000	1,070,790

Fulton County, GA, Development Authority Hospital Revenue, Revenue Anticipation Certificates, Wellstar Health System, Series A, 5.0%, 4/1/2042	210,000	245,332

Gainesville & Hall County, GA, Hospital Authority, Northeast Georgia Health System, Inc. Project:

Series A, 5.25%, 8/15/2049	100,000	116,158

Series A, 5.5%, 8/15/2054	180,000	210,028

Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.5%, 9/15/2024	1,220,000	1,429,328

		4,785,734

Guam 1.0%

Guam, International Airport Authority Revenue, Series C, AMT, 6.375%, 10/1/2043	215,000	248,093

Guam, Port Authority Revenue, Series A, 5.0%, 7/1/2048	65,000	76,492

Guam, Power Authority Revenue, Series A, Prerefunded, 5.5%, 10/1/2030	1,000,000	1,035,800

		1,360,385

Hawaii 1.2%

Hawaii, State Airports Systems Revenue, Series A, AMT, 5.0%, 7/1/2041	695,000	793,745

Hawaii, State Department of Budget & Finance Special Purpose Revenue, 3.2%, 7/1/2039	855,000	870,698

		1,664,443

The accompanying notes are an integral part of the financial statements.

DWS Strategic Municipal Income Trust	|	15

	Principal Amount ($)	Value ($)
Illinois 13.6%

Chicago, IL, Board of Education:

Series A, 5.0%, 12/1/2030	100,000	116,890

Series A, 5.0%, 12/1/2032	105,000	121,953

Series A, 5.0%, 12/1/2033	100,000	115,882

Series H, 5.0%, 12/1/2036	245,000	278,712

Series H, 5.0%, 12/1/2046	140,000	156,303

Chicago, IL, General Obligation:

Series A, 5.0%, 1/1/2044	200,000	225,308

Series A, 5.5%, 1/1/2049	215,000	254,057

Series A, 6.0%, 1/1/2038	455,000	547,097

Chicago, IL, O’Hare International Airport Revenue:

Series A, AMT, 5.0%, 1/1/2037	1,500,000	1,813,920

Series C, AMT, 5.0%, 1/1/2046	1,000,000	1,116,230

Series B, Prerefunded, 6.0%, 1/1/2041	2,000,000	2,104,020

Chicago, IL, O’Hare International Airport Revenue, Senior Lien:

Series D, AMT, 5.0%, 1/1/2047	415,000	477,391

Series A, AMT, 5.0%, 1/1/2053	500,000	587,615

Chicago, IL, O’Hare International Airport, Special Facility Revenue, AMT, 5.0%, 7/1/2048	130,000	151,145

Illinois, Finance Authority Revenue, The Admiral at Lake Project, Series A, Prerefunded, 8.0%, 5/15/2040	1,000,000	1,030,040

Illinois, Metropolitan Pier & Exposition Authority Revenue, McCormick Place Expansion Project:

Series B, 5.0%, 6/15/2052	520,000	543,733

Series A, 5.0%, 6/15/2057	390,000	431,804

Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, Capital Appreciation-McCormick, Series A, Zero Coupon, 6/15/2036, INS: NATL	3,000,000	1,744,080

Illinois, Railsplitter Tobacco Settlement Authority, Prerefunded, 6.0%, 6/1/2028	365,000	390,984

Illinois, State Finance Authority Revenue, Nursing Homes, 5.0%, 2/15/2037	1,000,000	980,710

Illinois, State Finance Authority Revenue, Lutheran Communities:

Series A, 5.0%, 11/1/2040 (a)	30,000	32,075

Series A, 5.0%, 11/1/2049 (a)	40,000	42,102

Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series A, 5.0%, 11/15/2045	525,000	587,212

Illinois, State Finance Authority Revenue, Park Place of Elmhurst Project, Series C, 2.0%, 5/15/2055*	150,000	4,523

Illinois, State Finance Authority Revenue, Three Crowns Park Obligated Group, 5.25%, 2/15/2047	205,000	221,010

Illinois, State Finance Authority Revenue, Trinity Health Corp., Series L, Prerefunded, 5.0%, 12/1/2030	1,000,000	1,074,260

The accompanying notes are an integral part of the financial statements.

16	|	DWS Strategic Municipal Income Trust

	Principal Amount ($)	Value ($)

Illinois, State General Obligation:

5.0%, 2/1/2027	500,000	574,495

Series D, 5.0%, 11/1/2027	500,000	575,810

5.0%, 2/1/2029	225,000	256,120

Series A, 5.0%, 10/1/2033	620,000	710,160

Series B, 5.0%, 10/1/2033	395,000	452,441

Series A, 5.0%, 12/1/2038	350,000	392,833

Series A, 5.0%, 12/1/2039	750,000	839,992

Springfield, IL, Electric Revenue, Senior Lien, 5.0%, 3/1/2040, INS: AGMC	385,000	436,282

		19,387,189

Indiana 3.3%

Indiana, State Finance Authority Revenue, BHI Senior Living Obligated Group, Series A, 5.25%, 11/15/2046	365,000	414,593

Indiana, State Finance Authority Revenue, Community Foundation of Northwest Indiana, 5.0%, 3/1/2041	1,000,000	1,084,350

Indiana, State Finance Authority Revenue, Greencroft Obligation Group, Series A, 7.0%, 11/15/2043	460,000	521,990

Indiana, State Finance Authority, Health Facilities Revenue, Baptist Healthcare System, Series A, 5.0%, 8/15/2051	1,560,000	1,782,643

Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project, AMT, 7.0%, 1/1/2044, GTY: Pratt Industries (U.S.A.), Inc.	780,000	909,386

		4,712,962

Iowa 1.3%

Iowa, State Finance Authority Revenue, Lifespace Communities, Inc.:

Series A, 5.0%, 5/15/2043	290,000	325,728

Series A, 5.0%, 5/15/2047	1,000,000	1,108,600

Series A, 5.0%, 5/15/2048	425,000	475,732

		1,910,060

Kansas 0.6%

Kansas, State Development Finance Authority Revenue, Village Shalom Project, Series A, 5.25%, 11/15/2053	500,000	531,030

Wyandotte County, KS, Unified Government, Legends Apartments Garage & West Lawn Project, 4.5%, 6/1/2040	295,000	308,685

		839,715

Kentucky 3.2%

Columbia, KY, Educational Development Revenue, Lindsey Wilson College Project, 5.0%, 12/1/2033	440,000	490,222

Kentucky, Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A, Prerefunded, 6.5%, 3/1/2045	2,000,000	2,052,500

The accompanying notes are an integral part of the financial statements.

DWS Strategic Municipal Income Trust	|	17

	Principal Amount ($)	Value ($)

Kentucky, Public Transportation Infrastructure Authority Toll Revenue, 1st Tier-Downtown Crossing, Series A, 6.0%, 7/1/2053	1,440,000	1,636,301

Kentucky, State Economic Development Finance Authority, Owensboro Health, Inc., Obligated Group:

Series A, 5.0%, 6/1/2045	130,000	146,373

Series A, 5.25%, 6/1/2041	190,000	220,294

		4,545,690

Louisiana 2.2%

Calcasieu Parish, LA, Memorial Hospital Service, District Hospital Revenue, 5.0%, 12/1/2039	500,000	588,095

Louisiana, New Orleans Aviation Board, General Airport North Terminal, Series B, AMT, 5.0%, 1/1/2048	140,000	160,313

Louisiana, Public Facilities Authority Revenue, Ochsner Clinic Foundation Project, 5.0%, 5/15/2046	1,000,000	1,147,490

Louisiana, State Local Government Environmental Facilities & Community Development Authority Revenue, Westlake Chemical Corp. Project, 3.5%, 11/1/2032	1,010,000	1,064,479

Louisiana, Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 5/15/2035	180,000	198,110

		3,158,487

Maine 0.8%
Maine, Health & Higher Educational Facilities Authority Revenue, Maine General Medical Center, 6.75%, 7/1/2036	1,000,000	1,070,980

Maryland 1.1%

Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Healthcare, Series A, 5.5%, 1/1/2046	375,000	437,888

Maryland, State Health & Higher Educational Facilities Authority Revenue, Meritus Medical Center Obligated Group, 5.0%, 7/1/2040	1,000,000	1,143,930

		1,581,818

Massachusetts 0.8%

Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series B, 11/15/2056*	505,485	143,927

Massachusetts, State Development Finance Agency Revenue, NewBridge Charles, Inc., 144A, 5.0%, 10/1/2057	100,000	109,685

Massachusetts, State Health & Educational Facilities Authority Revenue, Milford Regional Medical Center, Series E, 5.0%, 7/15/2037	950,000	957,106

		1,210,718

The accompanying notes are an integral part of the financial statements.

18	|	DWS Strategic Municipal Income Trust

	Principal Amount ($)	Value ($)
Michigan 3.4%

Dearborn, MI, Economic Development Corp. Revenue, Limited Obligation, Henry Ford Village, 144A, 7.5%, 11/15/2044	490,000	478,642

Detroit, MI, Water & Sewerage Department, Sewerage Disposal System Revenue, Series A, 5.25%, 7/1/2039	280,000	303,131

Detroit, MI, Water Supply Systems Revenue, Series A, 5.75%, 7/1/2037	1,000,000	1,064,960

Michigan, State Building Authority Revenue, Facilities Program, Series I-A, 5.5%, 10/15/2045	2,000,000	2,138,220

Michigan, State Finance Authority Revenue, Detroit Water & Sewer, Series C-3, 5.0%, 7/1/2033, INS: AGMC	180,000	205,313

Michigan, State Finance Authority Revenue, Detroit Water & Sewer Department, Series C, 5.0%, 7/1/2035	90,000	104,014

Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services, Series A, ETM, 5.75%, 2/15/2023	605,000	606,990

		4,901,270

Minnesota 1.0%

Bethel, MN, Senior Housing Revenue, Lodge at Stillwater LLC Project:

5.0%, 6/1/2048	80,000	84,274

5.0%, 6/1/2053	50,000	52,469

5.25%, 6/1/2058	130,000	137,558

Duluth, MN, Economic Development Authority, Health Care Facilities Revenue, Essentia Health Obligated Group:

Series A, 5.0%, 2/15/2048	200,000	237,456

Series A, 5.0%, 2/15/2053	565,000	666,293

Minneapolis, MN, Health Care Systems Revenue, Fairview Health Services, Series A, 5.0%, 11/15/2049	205,000	244,440

		1,422,490

Mississippi 0.7%

Lowndes County, MS, Solid Waste Disposal & Pollution Control Revenue, Weyerhaeuser Co. Project, Series A, 6.8%, 4/1/2022	250,000	274,907

Mississippi, State Business Finance Corp., Solid Waste Disposal Revenue, Waste Pro U.S.A., Inc. Project, AMT, 144A, 5.0%**, 2/1/2036	145,000	153,503

West Rankin, MS, Utility Authority Revenue, 5.0%, 1/1/2048, INS: AGMC	500,000	582,115

		1,010,525

The accompanying notes are an integral part of the financial statements.

DWS Strategic Municipal Income Trust	|	19

	Principal Amount ($)	Value ($)
Missouri 2.1%

Kansas City, MO, Industrial Development Authority, Airport Special Obligation, International Airport Terminal Modernization Project, Series B, AMT, 5.0%, 3/1/2049, INS: AGMC	1,000,000	1,193,430

Kansas City, MO, Land Clearance Redevelopment Authority Project Revenue, Convention Center Hotel Project:

Series B, 144A, 5.0%, 2/1/2040	200,000	220,680

Series B, 144A, 5.0%, 2/1/2050	220,000	239,004

Lee’s Summit, MO, Industrial Development Authority, Senior Living Facilities Revenue, John Knox Village Project, Series A, 5.0%, 8/15/2042	500,000	549,365

Missouri, State Health & Educational Facilities Authority Revenue, Medical Research, Lutheran Senior Services, Series A, 5.0%, 2/1/2046	65,000	72,934

Missouri, State Health & Educational Facilities Authority, Health Facilities Revenue, Lester E Cox Medical Centers, Series A, 5.0%, 11/15/2048	150,000	163,338

St. Louis County, MO, Industrial Development Authority, Senior Living Facilities, Friendship Village, 5.0%, 9/1/2048	245,000	274,314

St. Louis, MO, Industrial Development Authority Financing Revenue, Ballpark Village Development Project, Series A, 4.75%, 11/15/2047	225,000	245,257

		2,958,322

Nebraska 0.6%

Douglas County, NE, Hospital Authority No. 2, Health Facilities, Children’s Hospital Obligated Group, 5.0%, 11/15/2047	535,000	620,279

Nebraska, Central Plains Energy Project, Gas Project Revenue:

Series A, 5.0%, 9/1/2029	70,000	86,542

Series A, 5.0%, 9/1/2033	155,000	199,809

		906,630

Nevada 1.2%

Las Vegas Valley, NV, Water District, Series B, 5.0%, 6/1/2037	1,565,000	1,696,382

Reno, NV, Sales Tax Revenue, Transportation Rail Access, Series C, 144A, Zero Coupon, 7/1/2058	500,000	72,330

		1,768,712

New Hampshire 0.4%

New Hampshire, State Health & Educational Facilities Authority Revenue, Hillside Village:

Series A, 144A, 6.125%, 7/1/2037	100,000	108,445

The accompanying notes are an integral part of the financial statements.

20	|	DWS Strategic Municipal Income Trust

	Principal Amount ($)	Value ($)

Series A, 144A, 6.125%, 7/1/2052	300,000	323,910

Series A, 144A, 6.25%, 7/1/2042	125,000	135,869

		568,224

New Jersey 5.4%

New Jersey, State Economic Development Authority Revenue:

Series DDD, 5.0%, 6/15/2042	140,000	156,751

Series BBB, 5.5%, 6/15/2030	895,000	1,066,697

New Jersey, State Economic Development Authority Revenue, Black Horse EHT Urban Renewal LLC Project, Series A, 144A, 5.0%, 10/1/2039	605,000	606,821

New Jersey, State Economic Development Authority, Motor Vehicle Surcharge Revenue, Series A, 5.0%, 7/1/2033	115,000	132,448

New Jersey, State Economic Development Authority, Special Facilities Revenue, Continental Airlines, Inc. Project, Series B, AMT, 5.625%, 11/15/2030	500,000	572,700

New Jersey, State Economic Development Authority, State Government Buildings Project:

Series A, 5.0%, 6/15/2042	115,000	129,475

Series A, 5.0%, 6/15/2047	130,000	145,699

New Jersey, State Health Care Facilities Financing Authority Revenue, University Hospital, Series A, 5.0%, 7/1/2046, INS: AGMC	180,000	202,829

New Jersey, State Transportation Trust Fund Authority, Series B, 5.5%, 6/15/2031	1,500,000	1,581,675

New Jersey, State Transportation Trust Fund Authority, Transportation Program Bonds, Series AA, 5.0%, 6/15/2046	1,400,000	1,588,678

New Jersey, Tobacco Settlement Financing Corp.:

Series A, 5.0%, 6/1/2046	350,000	397,645

Series B, 5.0%, 6/1/2046	750,000	829,215

Series A, 5.25%, 6/1/2046	175,000	203,042

		7,613,675

New Mexico 0.3%
New Mexico, State Mortgage Finance Authority, “I”, Series D, 3.25%, 7/1/2044	485,000	501,335

New York 5.5%

New York, Brooklyn Arena Local Development Corp., Pilot Revenue, Barclays Center Project, Series A, 4.0%, 7/15/2035, INS: AGMC	45,000	49,826

New York, Buffalo & Fort Erie Public Bridge Authority, 5.0%, 1/1/2047	1,000,000	1,167,190

New York, Metropolitan Transportation Authority Revenue:

Series D, 5.0%, 11/15/2038	275,000	307,871

The accompanying notes are an integral part of the financial statements.

DWS Strategic Municipal Income Trust	|	21

	Principal Amount ($)	Value ($)

Series E-1, 5.0%, 11/15/2042	70,000	76,259

Series E-1, Prerefunded, 5.0%, 11/15/2042	235,000	262,768

New York, State Dormitory Authority Revenues, Non-State Supported Debt, Montefiore Obligated Group:

Series A, 5.0%, 8/1/2034	75,000	90,754

Series A, 5.0%, 8/1/2035	105,000	126,543

New York, State Liberty Development Corp. Revenue, World Trade Center Project, Class 1-3, 144A, 5.0%, 11/15/2044	915,000	1,010,993

New York, State Transportation Development Corp., Special Facilities Revenue, American Airlines, Inc., John F. Kennedy International Airport Project, AMT, 5.0%, 8/1/2031, GTY: American Airlines Group	445,000	465,167

New York, State Transportation Development Corp., Special Facilities Revenue, Delta Air Lines, Inc., LaGuardia Airport C&D Redevelopment:

AMT, 5.0%, 1/1/2033	100,000	118,965

AMT, 5.0%, 1/1/2034	100,000	118,738

AMT, 5.0%, 1/1/2036	100,000	118,170

New York, State Transportation Development Corp., Special Facilities Revenue, Laguardia Gateway Partners LLC, Redevelopment Project, Series A, AMT, 5.0%, 7/1/2041	1,200,000	1,330,464

New York, TSASC, Inc.:

Series A, 5.0%, 6/1/2041	60,000	67,272

Series B, 5.0%, 6/1/2045	730,000	726,664

Series B, 5.0%, 6/1/2048	310,000	307,672

New York & New Jersey Port Authority, Series 207, AMT, 5.0%, 9/15/2048	625,000	739,581

New York & New Jersey Port Authority, Special Obligation Revenue, JFK International Air Terminal LLC, 6.0%, 12/1/2042	680,000	709,947

		7,794,844

North Carolina 0.4%

New Hanover County, NC, Hospital Revenue, New Hanover Regional Medical Centre:

5.0%, 10/1/2042	260,000	298,040

5.0%, 10/1/2047	240,000	273,454

		571,494

Ohio 3.9%

Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2047	1,175,000	1,181,051

Centerville, OH, Health Care Revenue, Graceworks Lutheran Services, 5.25%, 11/1/2047	220,000	240,669

Chillicothe, OH, Hospital Facilities Revenue, Adena Health System Obligated Group Project, 5.0%, 12/1/2047	445,000	523,049

The accompanying notes are an integral part of the financial statements.

22	|	DWS Strategic Municipal Income Trust

	Principal Amount ($)	Value ($)

Cleveland-Cuyahoga County, OH, Port Authority Cultural Facility Revenue, Playhouse Square Foundation Project, 5.5%, 12/1/2053	270,000	311,361

Ohio, Akron, Bath & Copley Joint Township Hospital District Revenue, 5.25%, 11/15/2046	615,000	718,671

Ohio, American Municipal Power, Inc. Revenue, Fremont Energy Center Project, Series B, 5.0%, 2/15/2037	1,575,000	1,685,628

Ohio, State Air Quality Development Authority, Exempt Facilities Revenue, Pratt Paper LLC Project:

AMT, 144A, 4.25%, 1/15/2038, GTY: Pratt Industries, Inc.	70,000	75,527

AMT, 144A, 4.5%, 1/15/2048, GTY: Pratt Industries, Inc.	225,000	243,247

Ohio, State Hospital Revenue, Aultman Health Foundation, 144A, 5.0%, 12/1/2048	500,000	535,690

		5,514,893

Oklahoma 0.9%

Oklahoma, State Development Finance Authority, Health System Revenue, OU Medicine Project:

Series B, 5.5%, 8/15/2052	180,000	215,498

Series B, 5.5%, 8/15/2057	880,000	1,046,839

		1,262,337

Oregon 0.6%

Clackamas County, OR, Hospital Facilities Authority Revenue, Mary’s Woods at Marylhurst, Inc. Project, Series A, 5.0%, 5/15/2038	25,000	27,787

Oregon, Portland Airport Revenue, Series 25B, AMT, 5.0%, 7/1/2049	665,000	798,685

		826,472

Pennsylvania 6.5%

Cumberland County, PA, Municipal Authority, Asbury Pennsylvania Obligated Group, 5.0%, 1/1/2045 (a)	50,000	54,327

Doylestown, PA, Hospital Authority Revenue, Series A, 5.0%, 7/1/2049	140,000	160,849

Franklin County, PA, Industrial Development Authority Revenue, Menno Haven, Inc. Project:

5.0%, 12/1/2043	60,000	65,536

5.0%, 12/1/2048	65,000	70,813

5.0%, 12/1/2053	95,000	103,120

Lancaster County, PA, Hospital Authority, Brethren Village Project:

5.125%, 7/1/2037	100,000	109,132

5.25%, 7/1/2041	100,000	109,605

The accompanying notes are an integral part of the financial statements.

DWS Strategic Municipal Income Trust	|	23

	Principal Amount ($)	Value ($)

Montgomery County, PA, Industrial Development Authority, Meadowood Senior Living Project:

Series A, 5.0%, 12/1/2038	85,000	96,342

Series A, 5.0%, 12/1/2048	215,000	240,323

Pennsylvania, Certificate of Participations, Series A, 5.0%, 7/1/2043	155,000	183,861

Pennsylvania, Commonwealth Financing Authority, Series A, 5.0%, 6/1/2035	315,000	362,181

Pennsylvania, Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds:

5.0%, 6/1/2034	250,000	304,305

5.0%, 6/1/2035	125,000	151,342

Pennsylvania, Geisinger Authority Health System Revenue, Series A-1, 5.0%, 2/15/2045	740,000	868,212

Pennsylvania, State Economic Development Financing Authority Revenue, Bridges Finco LP:

AMT, 5.0%, 12/31/2034	1,000,000	1,154,390

AMT, 5.0%, 12/31/2038	1,000,000	1,144,690

Pennsylvania, State Turnpike Commission Revenue:

Series A-1, 5.0%, 12/1/2040	2,500,000	2,872,450

Series C, 5.0%, 12/1/2044	240,000	272,059

Philadelphia, PA, Authority for Individual Development Senior Living Revenue, Wesley Enhanced Living Obligated Group:

Series A, 5.0%, 7/1/2042	135,000	149,604

Series A, 5.0%, 7/1/2049	160,000	176,074

Philadelphia, PA, School District, Series B, 5.0%, 9/1/2043	500,000	592,865

		9,242,080

Puerto Rico 0.7%
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Series A-1, 5.0%, 7/1/2058	997,000	1,047,598

Rhode Island 0.1%
Rhode Island, Tobacco Settlement Financing Corp., Series A, 5.0%, 6/1/2040	155,000	172,262

South Carolina 4.0%

Hardeeville, SC, Assessment Revenue, Anderson Tract Municipal Improvement District, Series A, 7.75%, 11/1/2039	815,000	816,027

South Carolina, State Jobs-Economic Development Authority, Residential Facilities Revenue, Episcopal Home Still Hopes:

5.0%, 4/1/2047	200,000	216,966

5.0%, 4/1/2052	175,000	189,401

South Carolina, State Ports Authority Revenue, Series B, AMT, 4.0%, 7/1/2049	2,000,000	2,187,420

The accompanying notes are an integral part of the financial statements.

24	|	DWS Strategic Municipal Income Trust

	Principal Amount ($)	Value ($)

South Carolina, State Public Service Authority Revenue, Series E, 5.25%, 12/1/2055	1,070,000	1,232,255

South Carolina, State Public Service Authority Revenue, Santee Cooper, Series A, Prerefunded, 5.75%, 12/1/2043	890,000	1,047,476

		5,689,545

Tennessee 0.6%

Greeneville, TN, Health & Educational Facilities Board Hospital Revenue, Ballad Health Obligation Group:

Series A, 5.0%, 7/1/2037	300,000	355,923

Series A, 5.0%, 7/1/2044	400,000	468,460

		824,383

Texas 19.6%

Austin, TX, Airport Systems Revenue, Series B, AMT, 5.0%, 11/15/2048	1,000,000	1,210,700

Central Texas, Regional Mobility Authority Revenue, Senior Lien:

Series A, 5.0%, 1/1/2040	230,000	263,573

Series A, 5.0%, 1/1/2043	1,500,000	1,624,620

Prerefunded, 6.0%, 1/1/2041	545,000	573,046

Dallas-Fort Worth, International Airport Revenue:

Series F, AMT, Prerefunded, 5.0%, 11/1/2035	1,000,000	1,033,670

Series D, AMT, 5.0%, 11/1/2038	2,000,000	2,118,220

Houston, TX, Airport System Revenue, Series A, AMT, 5.0%, 7/1/2041	750,000	895,657

Houston, TX, Airport System Revenue, Special Facilities United Airlines, Inc., Airport Improvement Projects, AMT, 5.0%, 7/15/2028	300,000	358,491

Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, AEP Texas Central Co. Project, Series A, 4.4%, 5/1/2030, INS: AMBAC	2,250,000	2,664,922

Mission, TX, Economic Development Corp. Revenue, Senior Lien-Natgasoline Project, AMT, 144A, 4.625%, 10/1/2031	210,000	227,392

Newark, TX, Higher Education Finance Corp., Education Revenue, Austin Achieve Public School, Inc., 5.0%, 6/15/2048	60,000	61,519

North Texas, Tollway Authority Revenue:

Series B, 5.0%, 1/1/2045	665,000	753,113

5.0%, 1/1/2048	1,355,000	1,603,399

San Antonio, TX, Convention Center Hotel Finance Corp., Contract Revenue, Empowerment Zone, Series A, AMT, 5.0%, 7/15/2039, INS: AMBAC	1,000,000	1,000,650

Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Christus Health Obligated Group, Series B, 5.0%, 7/1/2048	1,000,000	1,189,470

The accompanying notes are an integral part of the financial statements.

DWS Strategic Municipal Income Trust	|	25

	Principal Amount ($)	Value ($)

Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Trinity Terrace Project, The Cumberland Rest, Inc., Series A-1, 5.0%, 10/1/2044	175,000	189,625

Tarrant County, TX, Cultural Education Facilities Finance Corp., Buckner Retirement Services Revenue, 5.0%, 11/15/2046	1,000,000	1,143,230

Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare, 5.0%, 8/15/2043	2,100,000	2,319,807

Temple, TX, Tax Increment, Reinvestment Zone No. 1, Series A, 144A, 5.0%, 8/1/2038	300,000	328,095

Texas, Grand Parkway Transportation Corp., System Toll Revenue, Series B, 5.0%, 4/1/2053	500,000	554,550

Texas, Love Field Airport Modernization Corp., Special Facilities Revenue, Southwest Airlines Co. Project, 5.25%, 11/1/2040	1,055,000	1,088,686

Texas, New Hope Cultural Education Facilities Finance Corp., Retirement Facilities Revenue, Legacy Midtown Park, Inc. Project, Series A, 5.5%, 7/1/2054	250,000	263,105

Texas, New Hope Cultural Education Facilities Finance Corp., Retirement Facilities Revenue, Presbyterian Village North Project, 5.0%, 10/1/2039	180,000	197,620

Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020	2,000,000	2,051,180

Texas, State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue:

5.0%, 12/15/2030	165,000	178,980

5.0%, 12/15/2031	1,000,000	1,083,600

5.0%, 12/15/2032	1,000,000	1,081,980

Texas, State Private Activity Bond, Surface Transportation Corp. Revenue, Senior Lien, North Tarrant Express Mobility Partners Segments LLC, AMT, 6.75%, 6/30/2043	280,000	324,010

Texas, State Transportation Commission, Turnpike Systems Revenue, Series C, 5.0%, 8/15/2034	825,000	942,208

Travis County, TX, Health Facilities Development Corp. Revenue, Westminster Manor Health, Prerefunded, 7.125%, 11/1/2040	510,000	536,908

		27,862,026

Utah 1.5%

Salt Lake City, UT, Airport Revenue:

Series A, AMT, 5.0%, 7/1/2043	190,000	226,206

Series A, AMT, 5.0%, 7/1/2047	595,000	694,062

Series A, AMT, 5.0%, 7/1/2048	115,000	136,106

Utah, Infrastructure Agency Telecommunication Revenue, Series 2019, 4.0%, 10/15/2042	650,000	677,567

The accompanying notes are an integral part of the financial statements.

26	|	DWS Strategic Municipal Income Trust

	Principal Amount ($)	Value ($)

Utah, State Charter School Financing Authority Revenue, Freedom Academy Foundation Project, 144A, 5.375%, 6/15/2048	320,000	334,595

		2,068,536

Virginia 1.2%

Roanoke County, VA, Economic Development Authority, RSDL Care Facilities Revenue, Series A, 5.375%, 9/1/2054	500,000	522,920

Virginia, Peninsula Town Center, Community Development Authority Revenue, Special Obligation:

144A, 5.0%, 9/1/2037	100,000	112,249

144A, 5.0%, 9/1/2045	100,000	110,711

Virginia, Small Business Financing Authority, Private Activity Revenue, Transform 66 P3 Project, AMT, 5.0%, 12/31/2052	865,000	988,349

		1,734,229

Washington 3.0%

Klickitat County, WA, Public Hospital District No. 2 Revenue, Skyline Hospital:

5.0%, 12/1/2037	100,000	101,004

5.0%, 12/1/2046	135,000	135,396

Pierce County, WA, Bethel School District No. 403, 4.0%, 12/1/2037	1,000,000	1,148,210

Washington, Port of Seattle Revenue, Series A, AMT, 5.0%, 5/1/2043	415,000	482,599

Washington, State Health Care Facilities Authority, Catholic Health Initiatives, Series A, Prerefunded, 5.0%, 2/1/2041	595,000	620,841

Washington, State Health Care Facilities Authority, Virginia Mason Medical Center:

5.0%, 8/15/2034	135,000	156,238

5.0%, 8/15/2035	120,000	138,551

5.0%, 8/15/2036	80,000	92,151

Washington, State Housing Finance Commission, Reference Judson Park Project, 144A, 5.0%, 7/1/2048	50,000	53,905

Washington, State Housing Finance Commission, Rockwood Retirement Communities Project, Series A, 144A, 7.375%, 1/1/2044	1,000,000	1,140,320

Washington, State Housing Finance Commission, The Hearthstone Project:

Series A, 144A, 5.0%, 7/1/2038	50,000	54,090

Series A, 144A, 5.0%, 7/1/2048	115,000	122,846

Series A, 144A, 5.0%, 7/1/2053	75,000	79,837

		4,325,988

The accompanying notes are an integral part of the financial statements.

DWS Strategic Municipal Income Trust	|	27

	Principal Amount ($)	Value ($)
West Virginia 0.7%
West Virginia, State Hospital Finance Authority, State University Health System Obligated Group, Series A, 5.0%, 6/1/2047	805,000	935,933

Wisconsin 6.2%

Wisconsin, Health Educational Facilities Authority, Covenant Communities, Inc. Project:

Series A-1, 5.0%, 7/1/2043	500,000	550,665

Series B, 5.0%, 7/1/2048	90,000	96,256

Wisconsin, Public Finance Authority, Education Revenue, Mountain Island Charter School Ltd.:

5.0%, 7/1/2047	200,000	215,496

5.0%, 7/1/2052	90,000	96,547

Wisconsin, Public Finance Authority, Hospital Revenue, Series A, 5.0%, 10/1/2044	730,000	874,868

Wisconsin, Public Finance Authority, Senior Living Community First Mortgage Revenue, Cedars Obligated Group:

144A, 5.5%, 5/1/2039	70,000	71,127

144A, 5.75%, 5/1/2054	675,000	686,731

Wisconsin, Public Finance Authority, Senior Living Revenue, Mary’s Woods at Marylhurst Project, Series A, 144A, 5.25%, 5/15/2052	1,000,000	1,112,720

Wisconsin, Public Finance Authority, Student Housing Revenue, Nevada State College, 144A, 5.0%, 5/1/2055	1,750,000	1,883,210

Wisconsin, Public Financing Authority, Retirement Facilities Revenue, Southminster, Inc.:

144A, 5.0%, 10/1/2043	65,000	72,019

144A, 5.0%, 10/1/2048	185,000	204,456

144A, 5.0%, 10/1/2053	350,000	385,826

Wisconsin, State Health & Educational Facilities Authority Revenue, Agnesian Healthcare, Inc., Series B, Prerefunded, 5.0%, 7/1/2036	500,000	565,400

Wisconsin, State Health & Educational Facilities Authority Revenue, ThedaCare, Inc., Series A, 5.5%, 12/15/2038	1,765,000	1,768,654

Wisconsin, State Health & Educational Facilities Authority, St. John’s Communities, Inc. Project:

Series A, 5.0%, 9/15/2040	25,000	26,308

Series A, 5.0%, 9/15/2045	30,000	31,461

Series A, 5.0%, 9/15/2050	125,000	130,861

		8,772,605
Total Municipal Bonds and Notes (Cost $180,262,957)		192,819,337

The accompanying notes are an integral part of the financial statements.

28	|	DWS Strategic Municipal Income Trust

	Principal Amount ($)	Value ($)
Underlying Municipal Bonds of Inverse Floaters (b) 29.2%
Florida 4.2%
Orange County, FL, School Board Certificates Participation, Series C, 5.0%, 8/1/2034 (c)	5,000,000	5,967,688

Trust: Orange County, FL, School Board, Series 2016-XM0183, 144A, 14.51%, 2/1/2024, Leverage Factor at purchase date: 4 to 1

Massachusetts 8.2%

Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc., Series Q, 5.0%, 7/1/2035 (c)	5,000,000	5,970,438

Trust: Massachusetts, State Development Finance Agency Revenue, Series 2016-XM0136, 144A, 14.72%, 1/1/2024, Leverage Factor at purchase date: 4 to 1

Massachusetts, State Development Finance Agency Revenue, Harvard University, Series A, 4.0%, 7/15/2036 (c)	5,000,000	5,715,063

Trust: Massachusetts, State Development Finance Agency Revenue, Series 2016-XM0401, 144A, 10.72%, 7/15/2024, Leverage Factor at purchase date: 4 to 1

		11,685,501

New York 8.4%

New York, State Urban Development Corp. Revenue, Personal Income Tax, Series C-3, 5.0%, 3/15/2040 (c)	5,000,000	6,021,063

Trust: New York, State Urban Development Corp. Revenue, Personal Income Tax, Series 2018-XM0581, 144A, 15.155%, 9/15/2025, Leverage Factor at purchase date: 4 to 1

New York City, NY, Transitional Finance Authority, Building AID Revenue, Series S-1, 5.0%, 7/15/2037 (c)	5,000,000	5,882,288

Trust: New York, Transitional Finance Authority Building AID Revenue, Series 2018-XM0619, 144A, 15.065%, 1/15/2024, Leverage Factor at purchase date: 4 to 1

		11,903,351

Texas 4.2%
Texas, State Transportation Commission- Highway Improvement, Series A, 5.0%, 4/1/2038 (c)	5,000,000	5,910,363

Trust: Texas, State Transportation Commission, Series 2016-XM0405, 144A, 14.72%, 4/1/2024, Leverage Factor at purchase date: 4 to 1

The accompanying notes are an integral part of the financial statements.

DWS Strategic Municipal Income Trust	|	29

	Principal Amount ($)	Value ($)
Washington 4.2%
Washington, State General Obligation, Series D, 5.0%, 2/1/2035 (c)	5,000,000	6,045,225

Trust: Washington, State General Obligation, Series 2017-XM0478, 144A, 14.72%, 8/1/2024, Leverage Factor at purchase date: 4 to 1

Total Underlying Municipal Bonds of Inverse Floaters (Cost $39,312,351)		41,512,128

Other Municipal Related 0.0%
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facilities Revenue, Mirador Project, Escrow, Series A, 5.0%, 11/15/2055* (Cost $0)	570,000	5,700

Open-End Investment Companies 0.7%
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, 0.939%*** (Cost $1,028,458)	1,028,271	1,028,320

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $220,603,766)	165.5	235,365,485
Floating Rate Notes (b)	(18.5)	(26,250,000)
Series 2018 MTPS, net of deferred offering cost	(49.2)	(69,994,382)
Other Assets and Liabilities, Net	2.2	3,083,487

Net Assets Applicable to Common Shareholders	100.0	142,204,590

The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Collier County, FL, Industrial Development Authority, Continuing Care Community Revenue, Arlington of Naples Project*	8.125%	5/15/2044	290,000	285,934	275,886
Connecticut, Mashantucket Western Pequot Tribe Bond*	6.05%	7/1/2031	2,983,189	1,909,657	111,869
Florida, Tolomato Community Development District, Special Assessment, Series 2015-3*	6.61%	5/1/2040	165,000	0	2
Florida, Tolomato Community Development District, Special Assessment, Series 3*	6.55%	5/1/2027	130,000	1	1
				2,195,592	387,758

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

30	|	DWS Strategic Municipal Income Trust

**

Variable or floating rate security. These securities are shown at their current rate as of November 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Current yield; not a coupon rate.

(a)	When-issued security.

(b)

Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represents leverage to the Fund and is the amount owed to the floating rate note holders.

(c)

Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GTY: Guaranty Agreement

INS: Insured

NATL: National Public Finance Guarantee Corp.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (d)	$—	$234,337,165	$—	$234,337,165
Open-End Investment Companies	1,028,320	—	—	1,028,320
Total	$1,028,320	$234,337,165	$—	$235,365,485

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

DWS Strategic Municipal Income Trust	|	31

Statement of Assets and Liabilities

as of November 30, 2019

Assets
Investments in non-affiliated securities, at value (cost $220,603,766)	$235,365,485
Cash	58,831
Receivable for investments sold	538,160
Interest receivable	3,109,350
Other assets	5,701
Total assets	239,077,527

Liabilities
Payable for investments purchased — when-issued securities	286,355
Payable for floating rate notes issued	26,250,000
Interest expense payable on preferred shares	120,707
Accrued management fee	107,404
Accrued Trustees’ fees	3,359
Other accrued expenses and payables	110,730
Series 2018 MTPS, net of deferred offering costs (liquidation value $70,000,000, see page 42 for more details)	69,994,382
Total liabilities	96,872,937
Net assets applicable to common shareholders, at value	$142,204,590

Net Assets Applicable to Common Shareholders Consist of
Distributable earnings (loss)	15,147,944
Paid-in capital	127,056,646
Net Assets applicable to common shareholders, at value	$142,204,590

Net Asset Value

Net Asset Value per common share ($142,204,590 ÷ 11,203,941 outstanding shares of beneficial interest, $.01 par value, unlimited number of common shares authorized)	$12.69

The accompanying notes are an integral part of the financial statements.

32	|	DWS Strategic Municipal Income Trust

Statement of Operations

for the year ended November 30, 2019

Investment Income
Income:
Interest	$9,903,894
Total income	9,903,894
Expenses:
Management fee	1,251,093
Services to shareholders	9,420
Custodian fee	5,438
Professional fees	87,636
Reports to shareholders	44,051
Trustees’ fees and expenses	9,696
Interest expense and amortization of deferred cost on Series 2018 MTPS	1,891,815
Interest expense on floating rate notes	563,404
Stock Exchange listing fees	23,750
Other	113,379
Total expenses	3,999,682
Net investment income	5,904,212

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,687,333
Change in net unrealized appreciation (depreciation) on investments	9,647,094
Net gain (loss)	11,334,427
Net increase (decrease) in net assets resulting from operations	$17,238,639

The accompanying notes are an integral part of the financial statements.

DWS Strategic Municipal Income Trust	|	33

Statement of Cash Flows

for the year ended November 30, 2019

Increase (Decrease) in Cash: Cash Flows from Operating Activities

Net increase (decrease) in net assets resulting from operations	$17,238,639
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:

Purchases of long-term investments	(65,909,289)
Net amortization of premium/(accretion of discount)	1,036,105
Proceeds from sales and maturities of long-term investments	65,581,816
Amortization of deferred offering cost on Series 2018 MTPS	11,209
(Increase) decrease in interest receivable	(38,747)
(Increase) decrease in other assets	(864)
(Increase) decrease in receivable for investments sold	(2,487)
Increase (decrease) in payable for investments purchased — when-issued securities	286,355
Increase (decrease) in other accrued expenses and payables	(28,166)
Change in unrealized (appreciation) depreciation on investments	(9,647,094)
Net realized (gain) loss from investments	(1,687,333)
Cash provided by (used in) operating activities	$6,840,144

Cash Flows from Financing Activities
Distributions paid (net of reinvestment of distributions)	(6,805,561)
Cash provided by (used in) financing activities	$(6,805,561)
Increase (decrease) in cash	34,583
Cash at beginning of period	24,248
Cash at end of period	$58,831

Supplemental disclosure

Interest expense paid on preferred shares	$(1,912,247)
Interest expense paid and fees on floating rate notes issued	$(563,404)

The accompanying notes are an integral part of the financial statements.

34	|	DWS Strategic Municipal Income Trust

Statements of Changes in Net Assets

	Years Ended November 30,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income (loss)	$5,904,212	$6,862,724
Net realized gain (loss)	1,687,333	1,567,243
Change in net unrealized appreciation (depreciation)	9,647,094	(8,728,489)
Net increase (decrease) in net assets applicable to common shareholders	17,238,639	(298,522)
Distributions to common shareholders	(6,773,920)	(6,763,845)
Increase (decrease) in net assets	10,464,719	(7,062,367)
Net assets at beginning of period applicable to common shareholders	131,739,871	138,802,238

Net assets at end of period applicable to common shareholders	$142,204,590	$131,739,871

Other Information:
Common shares outstanding at beginning of period	11,203,941	11,203,941
Common shares outstanding at end of period	11,203,941	11,203,941

The accompanying notes are an integral part of the financial statements.

DWS Strategic Municipal Income Trust	|	35

Financial Highlights

	Years Ended November 30,
	2019	2018	2017	2016	2015

Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$11.76	$12.39	$12.15	$12.90	$13.27
Income (loss) from investment operations:

Net investment income[a]	.53	.61	.70	.80	.83
Net realized and unrealized gain (loss)	1.00	(.64)	.24	(.76)	(.29)
Total from investment operations	1.53	(.03)	.94	.04	.54
Distributions to ARPS from net investment income (common share equivalent)	—	—	—	—	(.00 )*
Net increase (decrease) in net assets resulting from operations	1.53	(.03)	.94	.04	.54
Less distributions to common shareholders from:

Net investment income	(.57)	(.60)	(.67)	(.79)	(.90)
Net realized gains	(.03)	(.00 )*	(.03)	—	(.01)
Total distributions	(.60)	(.60)	(.70)	(.79)	(.91)
Net asset value, end of period	$12.69	$11.76	$12.39	$12.15	$12.90
Market price, end of period	$12.32	$10.30	$11.91	$12.08	$13.03

Total Return
Based on net asset value (%)[b]	13.68	.31	7.93	(.07)	4.15
Based on market price (%)[b]	26.01	(8.60)	4.35	(1.63)	4.97

The accompanying notes are an integral part of the financial statements.

36	|	DWS Strategic Municipal Income Trust

Financial Highlights (continued)

Years Ended November 30,
2019		2018	2017	2016	2015

Ratios to Average Net Assets Applicable to Common Shareholders and Supplemental Data
Net assets, end of period ($ millions)	142	132	139	136	144
Ratio of expenses (%) (including interest expense)[c,d]	2.89	2.75	2.37	1.88	1.71
Ratio of expenses (%) (excluding interest expense)[e]	1.12	1.13	1.11	1.12	1.19
Ratio of net investment income (%)	4.26	5.05	5.63	6.09	6.33	[f]
Portfolio turnover rate (%)	28	39	27	37	24

Senior Securities
Preferred Shares information at period end, aggregate amount outstanding:

Series MTPS ($ millions)	70	70	70	70	70
Asset coverage per share ($)[g]	75,787	72,050	74,572	73,568	76,417
Liquidation and market price per share ($)	25,000	25,000	25,000	25,000	25,000

[a]	Based on average common shares outstanding during the period.

[b]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

[c]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities and interest paid to shareholders of Series MTPS.

[d]

The ratio of expenses (based on net assets of common and Preferred Shares, including interest expense) was 1.92%, 1.81%, 1.58%, 1.27%, and 1.16% for the periods ended November 30, 2019, 2018, 2017, 2016, 2015, respectively.

[e]

The ratio of expenses (based on net assets of common and Preferred Shares, excluding interest expense) was 0.74%, 0.74%, 0.74%, 0.76% and 0.80% for the periods ended November 30, 2019, 2018, 2017, 2016 and 2015, respectively.

[f]	The ratio of net investment income after distributions paid to ARPS was 6.33% for the period ended November 30, 2015.

[g]	Asset coverage per share equals net assets of common shares plus the liquidation value of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Strategic Municipal Income Trust	|	37

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Strategic Municipal Income Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In November 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230) — Restricted Cash (“ASU 2016-18”). For entities that have restricted cash and are required to present a statement of cash flows, ASU 2016-18 changes the cash flow presentation for restricted cash. Management has evaluated the potential impacts of ASU 2016-18 and expects that the effects of the fund’s adoption will be limited to the reclassification of restricted cash on the fund’s Statement of Cash Flows and the addition of disclosures regarding the nature of the restrictions on restricted cash, if any. ASU 2016-18 will be effective for annual reporting periods beginning after December 15, 2017, and interim periods within those annual periods.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of

38	|	DWS Strategic Municipal Income Trust

issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose Tender Offer Bond trust (the “TOB Trust”). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in

DWS Strategic Municipal Income Trust	|	39

the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued” in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense on floating rate notes” in the Statement of Operations. For the year ended November 30, 2019, interest expense related to floaters amounted to $563,404. The weighted average outstanding daily balance of the floating rate notes issued during the year ended November 30, 2019 was approximately $26,250,000, with a weighted average interest rate of 2.15%.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) preclude banking entities from sponsoring and/or providing services to TOB Trusts. In response to these rules, investment market participants have developed new TOB Trust structures that are intended to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule. All Fund TOB Trusts are structured to be in compliance with the Volcker Rule. A Volcker-compliant TOB Trust structure is similar to

40	|	DWS Strategic Municipal Income Trust

pre-Volker TOB Trust structures, with certain key differences. The basic features of a Volcker-compliant TOB Trust structure are as follows:

–

Portfolio management continues to make certain basic investment determinations, such as which bonds are placed in the TOB Trust, the amount of leverage for any given transaction, whether the transaction is structured as non-recourse or recourse, etc.

–	Similar to pre-Volker TOB Trust structures, the fund continues to be the holder of the TOB Inverse Floater Residual Interests.

–

Unlike pre-Volker TOB Trust structures, a bank or financial institution no longer serves as the sponsor, depositor, or trust administrator nor does it have any discretionary decision making authority with respect to the TOB Trust.

–	Consistent with pre-Volker TOB Trust structures, a bank or financial institution serves as the trustee, liquidity provider, and remarketing agent.

–

A third-party administrative agent retained by the fund performs certain of the roles and responsibilities historically provided by banking entities in pre-Volker TOB Trust structures, including certain historical sponsor/administrative roles and responsibilities.

The ultimate impact of the Volker Rule on the inverse floater market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the Fund to additional risks, including, but not limited to, compliance, securities law and operational risks.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

DWS Strategic Municipal Income Trust	|	41

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, reclassification of distributions and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$188,907
Undistributed tax-exempt income	$288,038
Net unrealized appreciation (depreciation) on investments	$15,327,575

At November 30, 2019, the aggregate cost of investments for federal income tax purposes was $193,787,910. The net unrealized appreciation for all investments based on tax cost was $15,327,575. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $17,647,989 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $2,320,414.

In addition, the tax character of distributions paid to common shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2019	2018
Distributions from ordinary income*	$387,656	$41,455
Distributions from tax-exempt income	$6,386,264	$6,712,722

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Preferred Shares. At November 30, 2019, the Fund had issued and outstanding 2,800 Floating Rate Municipal Term Preferred Shares (“Series 2018 MTPS”) with an aggregate liquidation preference of $70,000,000 ($25,000.00 per share). The Series 2018 MTPS are floating rate preferred shares with an original mandatory term redemption date of June 1, 2018, unless extended. Effective December 1, 2017, the terms of Series 2018 MTPS were amended to extend the term redemption date of the Series 2018 MTPS to December 1, 2020. Except for the above-described extension and a related technical amendment, the other material terms and conditions of the Series MTPS remained the same.

42	|	DWS Strategic Municipal Income Trust

The extension did not result in any changes to the Series 2018 MTPS aggregate liquidation preference of $70,000,000 or the Series 2018 MTPS dividend rate. The Series 2018 MTPS are required to be redeemed on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term will be extended further or that the Series 2018 MTPS will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the Series 2018 MTPS. If the Series 2018 MTPS are replaced with any other preferred shares or other form of leverage, the terms of such new preferred shares or other form of leverage will likely be different from the terms of the Series 2018 MTPS. Six months prior to the term redemption date, the terms of the Series 2018 MTPS require the Fund to begin segregating liquid assets with the custodian to fund the redemption.

Dividends on the Series 2018 MTPS are set weekly to a fixed spread (dependent on the then current rating of the Series 2018 MTPS) to the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index. The average annualized dividend rate on the MTPS for the period December 1, 2018 through November 30, 2019 was 2.69%. In the Fund’s Statement of Assets and Liabilities, the Series 2018 MTPS’ aggregate liquidation preference is shown as a liability since the series 2018 MTPS have a stated mandatory redemption date. Dividends paid on the Series 2018 MTPS are treated as interest expense and recorded as incurred. For the period December 1, 2018 through November 30, 2019, interest expense related to Series 2018 MTPS amounted to $1,880,606. Costs directly related to the issuance of Series 2018 MTPS have been deferred and are being amortized over the life of the MTPS. During the year ended November 30, 2019 the Fund amortized $11,209 of Series 2018 MTPS deferred cost, which are included in the Statement of Operations under “Interest expense and amortization of deferred cost on Series 2018 MTPS”. The Series 2018 MTPS are senior in priority to the Fund’s outstanding common shares as to payments of dividends and distributions upon liquidation.

As a result of the Series 2018 MTPS term date extension, the Fund’s leverage attributable to preferred shares remains unchanged.

Under the terms of a purchase agreement between the Fund and the initial purchaser of the Series 2018 MTPS, the Fund is subject to various investment restrictions. These investment restrictions are, in certain respects, more restrictive than those to which the Fund is otherwise subject in accordance with its investment objective and policies. Such restrictions may limit the investment flexibility that might otherwise be pursued by the Fund if the Series 2018 MTPS were not outstanding. In addition, the Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies that rate the Series 2018 MTPS, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose

DWS Strategic Municipal Income Trust	|	43

asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Moreover, the Fund is required to maintain various asset coverage ratios with respect to the Series 2018 MTPS in accordance with the Fund’s charter documents and the 1940 Act.

The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares, each preferred shareholder is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class.

Leverage involves risks and special considerations for the Fund’s common shareholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund’s common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates will reduce the return to common shareholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund’s common shares. Changes in the value of the Fund’s portfolio will be borne entirely by the common shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem preferred shares to comply with asset coverage or other restrictions imposed by the rating agencies that rate the preferred shares. There is no assurance that the Fund’s leveraging strategy will be successful.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund’s custodian bank at November 30, 2019.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial

44	|	DWS Strategic Municipal Income Trust

reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended November 30, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $65,909,289 and $65,581,816, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.60% of the Fund’s average weekly net assets, computed and accrued daily and payable monthly. Average weekly net assets, for purposes of determining the management fee, means the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund (other than the liquidation value of the Series 2018 MTPS).

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2019, the amount charged to the Fund by DSC aggregated $4,478, of which $769 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended November 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $15,723, of which $9,200 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

DWS Strategic Municipal Income Trust	|	45

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended November 30, 2019, the Fund engaged in securities purchases of $15,180,000 and securities sales of $14,850,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At November 30, 2019, there was one shareholder account that held approximately 11% of the outstanding shares of the Fund.

E. Share Repurchases

The Board has authorized the Fund to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund’s shares trade at a discount to their net asset value. During the year ended November 30, 2019 and the year ended November 30, 2018, the Fund did not repurchase shares in the open market.

On September 19, 2018, the Fund announced that the Fund’s Board of Trustees had extended the Fund’s existing open market share repurchase program for an additional 12-month period. The Fund was authorized to continue to purchase outstanding shares of common stock in open-market transactions over the period from December 1, 2018 until November 30, 2019, when the Fund’s shares traded at a discount to net asset value.

On September 17, 2019, the Fund announced that the Fund’s Board of Trustees had extended the Fund’s existing open market share repurchase program for an additional 12-month period. The Fund may continue to purchase outstanding shares of common stock in open-market transactions over the period from December 1, 2019 until November 30, 2020, when the Fund’s shares trade at a discount to net asset value. The Board’s authorization of the repurchase program extension follows the previous above-described repurchase program.

46	|	DWS Strategic Municipal Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Strategic Municipal Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Strategic Municipal Income Trust (the “Fund”), including the investment portfolio, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the

DWS Strategic Municipal Income Trust	|	47

effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

January 23, 2020

48	|	DWS Strategic Municipal Income Trust

Tax Information	(Unaudited)

Of the dividends paid from net investment income for the taxable year ended November 30, 2019, 93% is designated as exempt-interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Other Information

The following updates information relating to the Fund’s investment of uninvested cash balances:

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of unaffiliated money market funds or affiliated money market funds for which the Fund’s investment advisor (the Advisor) may act as investment advisor now or in the future. Such money market funds will operate in accordance with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act) and will seek to maintain a stable net asset value (NAV) or will maintain a floating NAV. The Fund indirectly bears its proportionate share of the expenses of each money market fund in which it invests. The money market funds in which the Fund may invest are registered under the 1940 Act or are excluded from the definition of “investment company” under Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such money market funds may exceed the limits of Section 12(d)(1)(A) of the 1940 Act.

DWS Strategic Municipal Income Trust	|	49

Shareholder Meeting Results	(Unaudited)

The Annual Meeting of Shareholders (the “Meeting”) of DWS Strategic Municipal Income Trust (the “Fund”) was held on September 12, 2019. At the close of business on July 11, 2019, the record date for the determination of shareholders entitled to vote at the Meeting, there were issued and outstanding 11,203,941.36 common shares and 2,800 preferred shares, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 10,132,674 common shares and preferred shares were represented in person or by proxy, constituting a quorum. The following matter was voted upon by the shareholders of the Fund.

1.	To elect the following three individuals as Trustees of the Fund.

All of the nominees received a sufficient number of votes to be elected (the resulting votes are presented below):

Class II Trustee — elected by Common and Preferred Shareholders voting together

	Number of Votes:
	For	Withheld
William McClayton	9,412,329	720,345

Trustees — elected by Preferred Shareholders only

	Number of Votes:
	For	Withheld
Dawn-Marie Driscoll	2,800	0
Keith R. Fox	2,800	0

John W. Ballantine, Richard J. Herring, Rebecca W. Rimel and

William N. Searcy, Jr. are each a Class I or Class III Trustee whose term of office continued after the Meeting. Henry P. Becton, Jr. and

Jean Gleason Stromberg did not stand for re-election as Trustees at the Meeting.

50	|	DWS Strategic Municipal Income Trust

Dividend Reinvestment and Cash Purchase Plan

The Board of Trustees of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) for shareholders that elect to have all dividends and distributions automatically reinvested in shares of the Fund (each a “Participant”). DST Systems, Inc. (the “Plan Agent”) has been appointed by the Fund’s Board of Trustees to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund’s Web site at dws.com or by calling (800) 294-4366.

If you wish to participate in the Plan and your shares are held in your own name, contact DWS Service Company (the “Transfer Agent”) at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366 for the appropriate form. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. Initial cash deposits will be invested within approximately 30 days. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan.

The Transfer Agent will establish a Dividend Investment Account (the “Account”) for each Participant in the Plan. The Transfer Agent will credit to the Account of each Participant any cash dividends and capital gains distributions (collectively, “Distributions”) paid on shares of the Fund (the “Shares”) and any voluntary cash contributions made pursuant to the Plan. Shares in a Participant’s Account are transferable upon proper written instructions to the Transfer Agent.

If, on the valuation date for a Distribution, Shares are trading at a discount from net asset value per Share, the Plan Agent shall apply the amount of such Distribution payable to a Participant (less a Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Shares for a Participant’s Account. If, on the valuation date for a Distribution, Shares are trading at a premium over net asset value per Share, the Fund will issue on the payment date, Shares valued at net asset value per Share on the valuation date to the Transfer Agent in the aggregate amount of the funds credited to a Participant’s Account. The Fund will increase the price at which Shares

DWS Strategic Municipal Income Trust	|	51

may be issued under the Plan to 95% of the fair market value of the Shares on the valuation date if the net asset value per Share of the Shares on the valuation date is less than 95% of the fair market value of the Shares on the valuation date. The valuation date will be the payment date for Distributions. Open-market purchases will be made on or shortly after the valuation date for Distributions, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

A Participant may from time to time make voluntary cash contributions to his or her Account in a minimum amount of $100 in any month (with a $36,000 annual limit) for the purchase on the open market of Shares for the Participant’s Account. Such voluntary contributions will be invested by the Plan Agent on or shortly after the 15th of each month and in no event more than 30 days after such dates, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. Voluntary cash contributions received from a Participant on or prior to the fifth day preceding the 15th of each month will be applied by the Plan Agent to the purchase of additional Shares as of that investment date. No interest will be paid on voluntary cash contributions held until investment. Consequently, Participants are strongly urged to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of any month. Voluntary cash contributions should be made in U.S. dollars and be sent by first-class mail, postage prepaid only to the following address (deliveries to any other address do not constitute valid delivery):

DWS Strategic Municipal Income Trust

Dividend Reinvestment and Cash Purchase Plan

c/o DWS Service Company

P.O. Box 219066

Kansas City, MO 64121-9066

(800) 294-4366

Participants may withdraw their entire voluntary cash contribution by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

The cost of Shares acquired for each Participant’s Account in connection with the Plan shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases.

52	|	DWS Strategic Municipal Income Trust

The reinvestment of Distributions does not relieve the Participant of any tax that many be payable on the Distributions. The Transfer Agent will report to each Participant the taxable amount of Distributions credited to his or her Account. Participants will be treated for federal income tax purposes as receiving the amount of the Distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the Participant would have received if the Participant had elected to receive cash or, for Shares issued by the Fund, the fair market value of the Shares issued to the Participant.

The Fund may amend the Plan at any time or times but, only by mailing to each Participant appropriate written notice at least 90 days prior to the effective date thereof except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority in which case such amendment shall be effective as soon as practicable. The Plan also may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective immediately following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten calendar days prior to the record date for the Distribution; otherwise such withdrawal will be effective after the investment of the current Distribution. When a Participant withdraws from the Plan, or when the Plan is terminated by the Fund, the Participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his or her Shares in the Plan and send the proceeds to the Participant, less brokerage commissions.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to DWS Service Company at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366.

DWS Strategic Municipal Income Trust	|	53

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Strategic Municipal Income Trust’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

54	|	DWS Strategic Municipal Income Trust

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s net asset value performance was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and

DWS Strategic Municipal Income Trust	|	55

continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s total (net) operating expenses excluding certain investment related expenses and based on managed assets were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018). The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in

56	|	DWS Strategic Municipal Income Trust

allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Strategic Municipal Income Trust	|	57

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. The Board is divided into three classes of Board Members, Class I, Class II and Class III. At each annual meeting of shareholders of the Trust, the class of Board Members elected at such meeting is elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member’s successor, if any, or until such Board Member sooner dies, resigns, retires or is removed. In addition, at each annual meeting of shareholders of the Trust, two Board Members are elected by the holders of Preferred Shares, voting as a separate class (“Preferred Class”), to serve until the next annual meeting and until the election and qualification of such Board Member’s successor, if any, or until such Board Member sooner dies, resigns, retires or is removed.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Class I Board Members were last elected in 2018 and will serve until the 2021 Annual Meeting of Shareholders. Class II Board Members were last elected in 2019 and will serve until the 2022 Annual Meeting of Shareholders. Class III Board Members were last elected in 2017 and will serve until the 2020 Annual Meeting of Shareholders. Preferred Class Board Members were last elected in 2019 and will serve until the 2020 Annual Meeting of Shareholders.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Preferred Class Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	79	—

58	|	DWS Strategic Municipal Income Trust

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Class III Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		79	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Preferred Class Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	79	—

DWS Strategic Municipal Income Trust	|	59

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Class I Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	79	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Class II Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	79	—
Rebecca W. Rimel (1951) Class III Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	79	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Class I Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	79	—

60	|	DWS Strategic Municipal Income Trust

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

DWS Strategic Municipal Income Trust	|	61

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

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Additional Information

Automated Information Line	DWS Closed-End Fund Info Line (800) 349-4281
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds One International Place, 12th Floor Boston, MA 02110
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings as of the month-end are posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com.

DWS Strategic Municipal Income Trust	|	63

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

NYSE Symbol	KSM
CUSIP Number	Common Shares 23342Q 101

64	|	DWS Strategic Municipal Income Trust

Notes

Notes

Notes

DSMIT-2

(R-025444-9 1/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Strategic Municipal Income Trust

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$55,933	$0	$8,565	$0
2018	$68,463	$0	$6,256	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$470,936	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$8,565	$740,482	$0	$749,047
2018	$6,256	$470,936	$513,130	$990,322

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2018 and 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of William McClayton (Chair), Henry P. Becton, Jr., Richard J. Herring (Vice Chair) and John W. Ballantine.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

1.       Scope

DWS has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – DWS (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, DWS’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (the “GPVSC”). These guidelines were developed to provide DWS with a comprehensive list of recommendations that represent how DWS will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various DWS legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various DWS legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non-US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these DWS legal entities.

2.       DWS’S Proxy Voting Responsibilities

Proxy votes are the property of DWS’s advisory clients.1 As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes DWS’s advisory clients’ proxies in accordance with DWS’s proxy guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft Hartley Voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and DWS determines that a proxy vote (or other shareholder action) is materially important to the client’s account, DWS may request, on a best efforts basis, that the agent recall the security prior to the record date to allow DWS to vote the securities.

3.       Policies

3.1.       Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review.

3.2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee is an internal working group established by the applicable DWS’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing DWS’s proxy voting activities, including:

1.	Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;
2.	Voting proxies where (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients; and
3.	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

1       For purposes of this document, “clients” refers to persons or entities: (i) for which DWS serves as investment adviser or sub-adviser; (ii) for which DWS votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

3.3       Availability of Proxy Voting Policy and Guidelines and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 6 below), if so required by relevant law.

4.       Procedures

The key aspects of DWS’s proxy voting process are delineated below.

4.1.       The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of DWS’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 5.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which DWS votes investment company proxies may differ from proposals for which an DWS-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2.       Specific Proxy Voting Decisions Made by the GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.2

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

2       Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. DWS Portfolio Managers, DWS Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to DWS portfolio managers and DWS research analysts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

4.3.       The GPVSC’s Proxy Voting Guidelines

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS will abstain from voting:

1.	Neither the Guidelines nor specific client instructions cover an issue;
2.	ISS does not make a recommendation on the issue; and
3.	The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4.       Conflict of Interest Procedures

4.4.1.       Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DWS’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need to know basis).

Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee” within DWS monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that DWS has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

3       As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) the Guidelines specify that an issue is to be determined on a case-by-case basis or (iii) voting in accordance with the Guidelines may not be in the best economic interests of clients.

4       Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any DWS employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence, how DWS votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policy and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

4.4.2.       Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DWS to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Subject to participation agreements with certain Exchange Traded Funds (“ETFs”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the DWS Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

4.4.3.       Other Procedures that Limit Conflicts of Interest

DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

1.	Code of Business Conduct and Ethics – DB Group;
2.	Conflicts of Interest Policy – DB Group;
3.	Information Sharing Procedures – AM, GTB & CB&S;
4.	Code of Ethics – AM US;
5.	Code of Ethics – DWS ex US;
6.	Code of Professional Conduct – US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with this section. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5.       RECORDKEEPING

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

■	DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.
■	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:
■	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.
■	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms.
■	Analyst worksheets created for stock option plan and share increase analyses; and
■	Proxy Edge print-screen of actual vote election.
■	DWS will (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
■	The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
■	With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:
■	The name of the issuer of the portfolio security;
■	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
■	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);
■	The shareholder meeting date;
■	A brief identification of the matter voted on;
■	Whether the matter was proposed by the issuer or by a security holder;
■	Whether the company cast its vote on the matter;
■	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and
■	Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Enterprise Archive Policy – Deutsche Bank Group, Records Management Principles – DB Group, and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.

6.       The GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.

7.        GLOSSARY

Term	Definition
CIB	Corporate and Investment Banking
CUSIP	Council on Uniform Securities Identification Procedures
ETF	Exchange Traded Funds
GPVSC	Global Proxy voting Sub-Committee
Investment Company Act	Investment Company Act of 1940
ISS	Institutional Shareholder Services
PCAM	Private Client and Asset Management
SEC	Securities and Exchange Commission

8.        LIST OF ANNEXES AND ATTACHMENTS

Attachment A – DWS US PROXY VOTING GUIDELINES

DWS

Proxy Voting Guidelines

Effective JANUARY 1, 2019

[GRAPHIC OMITTED]

I.		Board of Directors and Executives
	A.	Election of Directors
	B.	Classified Boards of Directors
	C.	Board and Committee Independence
	D.	Liability and Indemnification of Directors
	E.	Qualification of Directors
	F.	Removal of Directors and Filling of Vacancies
	G.	Proposals to Fix the Size of the Board
	H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
	I.	Proposals to Establish Audit Committees
II.		Capital Structure
	A.	Authorization of Additional Shares
	B.	Authorization of “Blank Check” Preferred Stock
	C.	Stock Splits/Reverse Stock Splits
	D.	Dual Class/Supervoting Stock
	E.	Large Block Issuance
	F.	Recapitalization into a Single Class of Stock
	G.	Share Repurchases
	H.	Reductions in Par Value
III.		Corporate Governance Issues
	A.	Confidential Voting
	B.	Cumulative Voting
	C.	Supermajority Voting Requirements
	D.	Shareholder Right to Vote
	E.	Amendments of the Articles
	F.	Related Party Transactions
IV.		Compensation
	A.	Executive and Director Stock Option Plans
	B.	Employee Stock Option/Purchase Plans
	C.	Golden Parachutes
	D.	Proposals to Limit Benefits or Executive Compensation
	E.	Shareholder Proposals Concerning “Pay for Superior Performance”
	F.	Executive Compensation Advisory
	G.	Advisory Votes on Executive Compensation
	H.	Frequency of Advisory Vote on Executive Compensation
V.		Anti-Takeover Related Issues
	A.	Shareholder Rights Plans (“Poison Pills”)
	B.	Reincorporation
	C.	Fair-Price Proposals
	D.	Exemption From State Takeover Laws
	E.	Non-Financial Effects of Takeover Bids
VI.		Mergers & Acquisitions
VII.		Environmental, Social and Governance Issues
	A.	Principles for Responsible Investment
	B.	ESG Issues
VIII.		Miscellaneous Items
	A.	Ratification of Auditors
	B.	Limitation of Non-Audit Services Provided by Independent Auditor
	C.	Audit Firm Rotation
	D.	Transaction of Other Business
	E.	Motions to Adjourn the Meeting
	F.	Bundled Proposals
	G.	Change of Company Name
	H.	Proposals Related to the Annual Meeting
	I.	Reimbursement of Expenses Incurred from Candidate Nomination
	J.	Investment Company Proxies
IX.		International Proxy Voting Guidelines With Application For Holdings Incorporated Outside the United States and Canada
	A.	Election of Directors
	B.	Renumeration (Variable Pay)
	C.	Long-Term Incentive Plans
	D.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards
	E.	Establishment of a Remuneration Committee
	F.	Management Board Election and Motion
	G.	Large Block Issuance
	H.	Share Repurchases
	I.	Use of Net Profits
	J.	Amendments of the Articles
	K.	Related Party Transactions
	L.	Auditor
X.		Proxy Voting Guidelines With Application For Holdings Incorporated in Japan

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor.

Note: Because of the unique structure and regulatory scheme applicable to closed-end and open-end investment companies (except Real Estate Investment Trusts), the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end and open-end investment companies, especially for directors of fund-complexes.

I.       Board of Directors and Executives

A.       Election of Directors

Routine: DWS Policy is to vote “For” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders, taking into account also the following additional factors:

■	Accountability to shareholders and transparency of governance practices
■	Responsiveness to investor input and shareholder vote
■	Composition of the board with Directors adding value through skills, expertise, and time commitment
■	Independence from management

Where it deems necessary, DWS will also take into account the following additional factors:

■	A combined CEO/Chairman role without a lead Independent Director in place would trigger a vote “Against” the CEO/Chairman.

It is essential that the board have a lead independent director, who should have approval over information flow to the board, meeting agendas and meeting schedules to ensure a structure that provides an appropriate balance between the powers of the CEO and those of the independent directors.

■	Attendance at Board meetings not disclosed on an individual basis in the annual report or on the company’s website and neither is the reported overall attendance above 90%. An individual candidate has attended fewer than 75% of the board and audit / risk committee meetings in a given year without a satisfactory explanation for his / her absence disclosed in a clear and comprehensible form in the relevant proxy filings. Satisfactory explanation will be understood as any health issues or family incidents. These would trigger a vote “Against” the election of the corresponding directors
■	A former executive director who is nominated for a membership on the non-executive board when two or more former executive directors already serve on the same board would result in a vote “Against” the former executive, as the board cannot be regarded as independent anymore.
■	Relevant committees in place and their majority independent. If the main committees are not majority independent, this could trigger a vote “Abstain” on the Chairman of the board and if the Chairman is not up for election, “Abstain” on the non-independent committee members
■	The management of Environmental Social and Governance (ESG) controversies around company will be analysed on a case-by-case basis based on relevant internationally recognized E, S or G principles (e.g. the UN Global Compact Principles and OECD Guidelines for Multinationals). Under extraordinary circumstances, DWS will vote against the election of directors or the entire board if there were material failures of governance, stewardship, risk oversight, or fiduciary responsibilities identified as a result of the controversies around the company.
■	When the director election lengthens the term of office, DWS will consider voting “Against” this election.*

In the absence of an annual election, we are generally supportive of staggered boards as the perpetual renewal of an appropriate proportion of the board members secures an active succession planning. In cases where the annual (re-)election is established, DWS would oppose proposals that would lengthen the term of office (i.e. from annual election to terms of two/three years or more).

*Note – This guideline does not pertain to closed-end or open-end funds.

Regarding independence: Vote against or withhold from non-independent Directors when:

■	the board consists of 50% or less independent Directors;
■	the non-independent Directors is part of the audit, compensation, or nominating committee;
■	the company has not appointed an audit, compensation, or nominating committee.

DWS will classify Directors as non-independent when:

■	For executive Directors:
■	Current employee of the company or one of its affiliates.
■	For non-executive Directors:
■	Significant ownership (beneficial owner of more than 50% of the company’s voting power).
■	Former CEO of the company or of an acquired company within the past five years.
■	Former officer of the company, an affiliate, or an acquired firm within the past five years.
■	Immediate family member of a current or former officer of the company or its affiliates within the last five years
■	Currently provides (or an immediate family member provides) professional services to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. Where applicable, DWS will consider the recommendations of ISS along with various factors, including the following:

■	Long-term financial performance of the company relative to its industry;
■	Management’s track record;
■	Background to the contested election;
■	Nominee qualifications and any compensatory arrangements;
■	Strategic plan of dissident slate and quality of the critique against management;
■	Likelihood that the proposed goals and objectives can be achieved (both slates); and
■	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, DWS policy is to vote case-by-case considering any applicable factors listed above, including additional factors and any recommendations of a third party proxy research vendor, currently ISS, which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than Board seats).

Rationale: The large majority of corporate Directors fulfill their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.       Classified Boards of Directors

DWS’s policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.       Board and Committee Independence

DWS policy is to vote:

1.       “For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.

2.       “For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.

3.       “Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.

4.       “For” separation of the Chairman and CEO positions.

5.       Generally, “For” proposals that require a company to appoint a Chairman who is an independent Director, taking into account the following factors:

■	Whether the proposal is binding and whether it requires an immediate change.
■	Whether the current board has an existing executive or non-independent chair or there was a recent combination of the CEO and chair roles.
■	Whether the governance structure ensures a sufficient board and committee independence, a balance of board and CEO tenure.
■	Whether the company has poor governance practices (such as compensation, poor risk oversight, or any actions, which harmed or have the potential to harm the interests of the shareholders).
■	Whether the company is demonstrating poor performance (as per the assessment and recommendation of ISS).

Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders' interests are adequately represented.

No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a Director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.       Liability and Indemnification of Directors

DWS’s policy is to vote on a case-by-case basis on Management proposals to limit Directors' liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors' liability would affect shareholders' interests in pending litigation, in which case, DWS would vote “Against.”

Rationale: While shareholders want Directors and officers to be responsible for their actions, it may not be in the best interests of the shareholders for them to be too risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.       Qualification of Directors

DWS’s policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.

F.       Removal of Directors and Filling of Vacancies

DWS’s policy is to vote “Against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

G.       Proposals to Fix the Size of the Board

DWS’s policy is to vote:

1.       “For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.       “Against” proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.

H.       Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

DWS’s policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than two outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.       Proposals to Establish Audit Committees

DWS’s policy is to vote “For” proposals that require the establishment of Audit Committees.

Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.       Capital Structure

A.       Authorization of Additional Shares

DWS’s policy is to vote “For” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.       Authorization of “Blank Check” Preferred Stock

DWS’s policy is to vote:

1.       “Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.       “For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.       Stock Splits / Reverse Stock Splits

DWS’s policy is to vote “For” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “For” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.       Dual Class/Supervoting Stock

DWS’s policy is to vote “Against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.       Large Block Issuance

DWS’s policy is to address large block issuances of stock on a case-by-case basis based on the nature of the issuance, considering various factors including recommendation of ISS subject to review by the GPVSC as set forth in the guidelines:

For general Issuances, in general DWS policy is to:

1.	Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands); and
2.	vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies, DWS policy is to:

1.	Vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.
2.	Generally vote for general authorities to issue shares without pre-emptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

Where it deems necessary, DWS will also consider voting “Against”, taking into account the following additional factors:

1.	The combined equity issuance of all equity instruments with pre-emptive rights exceeds 50 percent of the outstanding share capital or the prevailing maximum threshold as stipulated by best practice rules for corporate governance in the respective country. Exceeding either of the two thresholds will be judged on a CASE-BY- CASE basis, provided that the subscription rights are actively tradable in the market.
2.	The cumulative equity issuances without subscription rights (historical and across instruments) exceed the maximum level specified in a respective country’s best practices for corporate governance or 30 percent% of the company’s nominal capital.

For specific issuances, in general DWS policy is to:

Vote on a case-by-case basis on all requests, with or without pre-emptive rights, incorporating where applicable the recommendation of ISS.

Additionally, DWS supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.       Recapitalization into a Single Class of Stock

DWS policy is to vote “For” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.       Share Repurchases

DWS’s policy is to vote “For” share repurchase plans provided all shareholders are able to participate on equal terms. Where it deems necessary, DWS will also analyse on a CASE-BY-CASE basis, if the maximum offer/price premium exceeds 10 percent and if the share repurchase program exceeds a maximum of 10 percent of issued share capital.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders. However, if the maximum offer premium exceeds 10 percent and the program itself exceeds 10 percent of issued capital, this could indicate potential risks for the shareholders in the longer term.

H.       Reductions in Par Value

DWS’s policy is to vote “For” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.       Corporate Governance Issues

A.       Confidential Voting

DWS’s policy is to vote “For” proposals to provide for confidential voting and independent tabulation of voting results and to vote “Against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

B.       Cumulative Voting

DWS’s policy is to vote “Against” shareholder proposals requesting cumulative voting and “For” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “Against” cumulative voting and “For” proposals to eliminate it if:

a)       The company has a five year return on investment greater than the relevant industry index,

b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)       No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.

C.       Supermajority Voting Requirements

DWS’s policy is to vote “Against” Management proposals to require a supermajority vote to amend the charter or by-laws and to vote “For” shareholder proposals to modify or rescind existing supermajority requirements.

*       Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.       Shareholder Right to Vote

DWS’s policy is to vote “Against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. DWS’s Policy is to vote “For” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.

E.       Amendments of the Articles

Where it deems necessary, DWS will consider to generally to vote “Against” if the vote is an article amendment that would lengthen the term of office for directors over 3 years.

F.       Related Party Transactions

DWS will analyse related party transactions on a CASE-BY-CASE basis and will additionally consider ISS recommendations.

IV.       Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.       Executive and Director Stock Option Plans

DWS’s policy is to vote “For” stock option plans that meet the following criteria:

1.	The resulting dilution of existing shares is less than (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).
2.	The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.
3.	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.
4.	The plan does not grant options on super-voting stock.

DWS will support performance-based option proposals as long as (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.

DWS will support proposals to eliminate the payment of outside Director Pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

B.       Employee Stock Option/Purchase Plans

DWS’s policy is to vote “For” employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

DWS’s policy is to vote “For” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director Option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C.       Golden Parachutes

DWS’s policy is to vote “For” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. DWS’s Policy is to vote on a “case-by-case” basis regarding more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DWS considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

D.       Proposals to Limit Benefits or Executive Compensation

DWS’s policy is to vote “Against”

Proposals to limit benefits, pensions or compensation; and

Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

E.       Shareholder Proposals Concerning “Pay for Superior Performance”

DWS’s policy is to address pay for superior performance proposals on a case-by-case basis subject to review by the GPVSC as set forth in DWS’s Proxy Voting Policy and Guidelines, based on recommendation by ISS and consideration of the following factors:

■	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
■	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
■	Can shareholders assess the correlation between pay and performance based on the current disclosure?
■	What type of industry and stage of business cycle does the company belong to?

These proposals generally include the following principles:

■	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
■	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
■	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
■	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and
■	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Rationale: While DWS agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive and problematic compensation practices on a case-by-case basis. If, after a review of the ISS metrics, DWS is comfortable with ISS’s applying this calculation, DWS will vote according to ISS’ recommendation.

F.       Executive Compensation Advisory

DWS’s policy is to support management or shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis (“say on pay”).

Rationale: DWS believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. However, an annual advisory vote represents a good opportunity for shareholders to have a transparent and clear exchange of views with the company on the executive compensation structures.

G.       Advisory Votes on Executive Compensation

DWS’s policy is to vote on a case-by-case basis on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation, including recommendations by ISS where applicable, subject to review by the GPVSC as set forth in DWS’s Proxy Voting Policy and Guidelines.

DWS’s policy is to vote against Advisory Votes on Executive Compensation (Management Say-on-Pay -- MSOP) if:

■	There is a significant misalignment between CEO pay and company performance (pay for performance);
■	The company maintains significant problematic pay practices;
■	The Board exhibits a significant level of poor communication and responsiveness to shareholders.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

DWS will consider the pay-for-performance analysis conducted annually by an independent third party, currently ISS, to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices, DWS considers the following based on ISS’ analysis:

■	Peer Group Alignment:
■	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
■	The multiple of the CEO's total pay relative to the peer group median.
■	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, DWS may consider any of the following qualitative factors as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

■	The ratio of performance- to time-based equity awards;
■	The overall ratio of performance-based compensation;
■	The completeness of disclosure and rigor of performance goals;
■	The company's peer group benchmarking practices;
■	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
■	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
■	Realizable pay compared to grant pay; and
■	Any other factors deemed relevant.

Where it deems necessary, DWS will also take into account the following additional factors:

■	Systems that entitle the company to recover any sums already paid where necessary (e.g. claw- back system). Deviations are possible wherever the company provides a reasonable explanation why a claw-back was not implemented.

Problematic Pay Practices

DWS’s policy is to defer to ISS’ recommendation regarding executive compensation practices that contravene the global pay principles considered by ISS in evaluating executive pay and practices, including:

■	Problematic practices related to non-performance-based compensation elements;
■	Incentives that may motivate excessive risk-taking; and
■	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

DWS’s policy is, in general, to evaluate pay elements that are not directly based on performance on a case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. DWS will defer to ISS’ analysis of specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in DWS’s overall consideration and may result in adverse vote recommendations:

■	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
■	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
■	New or extended agreements that provide for:
■	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
■	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
■	CIC payments with excise tax gross-ups (including "modified" gross-ups);
■	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

■	Multi-year guaranteed bonuses;
■	A single or common performance metric used for short- and long-term plans;
■	Lucrative severance packages;
■	High pay opportunities relative to industry peers;
■	Disproportionate supplemental pensions; or
■	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

DWS’s policy is to examine the following factors case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

■	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
■	Duration of options backdating;
■	Size of restatement due to options backdating;
■	Corrective actions taken by the Board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
■	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

DWS may rely on ISS’s analysis of the foregoing and may defer to ISS’s recommendation subject to review by the GPVSC.

Rationale: While DWS agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive or problematic compensation practices exist.

H.       Frequency of Advisory Vote on Executive Compensation

DWS’s policy is to vote “For” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: DWS believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.       Anti-Takeover Related Issues

A.       Shareholder Rights Plans (“Poison Pills”)

DWS’s policy is to vote “For” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “Against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.       Reincorporation

DWS’s policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

■	Differences in state law between the existing state of incorporation and the proposed state of incorporation; and
■	Differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights.

If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.       Fair-Price Proposals

DWS’s policy is to vote “For” Management fair-price proposals, provided that:

■	The proposal applies only to two-tier offers;
■	The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares;
■	The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and
■	The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast “For” shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.       Exemption from State Takeover Laws

DWS’s policy is to vote “For” shareholder proposals to opt out of state takeover laws and to vote “Against” Management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

E.       Non-Financial Effects of Takeover Bids

Policy is to vote “Against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DWS’s stated purpose of acting in its client’s best economic interest.

VI.       Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings, and recapitalizations) are performed on a case-by-case basis, including consideration of ISS’s analysis and recommendations where applicable, subject to review by the GPVSC. DWS’s policy is to review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

■	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
■	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
■	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
■	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
■	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
■	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Additional resources including portfolio management and research analysts may be considered as set forth in DWS’s policies and procedures.

VII.       Environmental, Social and Governance Issues

Environmental, social and governance issues (ESG) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.       Principles for Responsible Investment

DWS’s policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, DWS (a) votes “For” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, on other votes related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.       ESG Issues

DWS’s policy will also consider the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Principles and the recommendations on social and sustainability issues not specifically addressed elsewhere in these Guidelines. DWS may consider ISS to identify shareholder proposals addressing CERES Principles and may have proxies voted in accordance with ISS’ predetermined voting guidelines on CERES Principles. DWS’s policy is to generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. DWS’s policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, DWS will consider the recommendation of ISS along with various other factors including:

■	Whether the proposal itself is well framed and reasonable;
■	Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
■	Whether the company's analysis and voting recommendation to shareholders is persuasive;
■	The degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
■	Whether the subject of the proposal is best left to the discretion of the Board;
■	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
■	The company's approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
■	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
■	If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;
■	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, DWS policy supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations, based on ISS’ analysis and recommendation. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the Board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. DWS’s policy is to closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. DWS’s policy supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

Rationale: DWS supports CERES and as such generally considers the CERES recommendation, but will vote on a case-by-case basis.

VIII.       Miscellaneous Items

A.       Ratification of Auditors

DWS’s policy is to vote “For” (a) the Management recommended selection of auditors and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.

B.       Limitation of Non-Audit Services provided by Independent Auditor

DWS’s policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DWS supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.       Audit Firm Rotation

DWS’s policy is to vote against proposals seeking audit firm rotation, unless there are relevant audit-related issues.

Rationale: Because the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DWS believes that rotation of the actual audit firm would be costly and disruptive, unless DWS believes there are significant audit-related issues.

Where it deems necessary, on audit-related agenda items, DWS will also consider voting “Against”, taking into account the following additional factors:

■	The name of the audit firm is not disclosed.
■	No breakdown of audit/non-audit fees is provided.
■	Non-audit fees exceed standard audit and audit-related- fees, unless ISS highlights a special justification such as IPOs, M&A or restructuring (this guideline applies only to companies on the country`s main index).
■	Auditors are changed without explanation.

D.       Transaction of Other Business

DWS’s policy is to vote “Against” transaction of other business proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.       Motions to Adjourn the Meeting

DWS’s Policy is to vote “Against” proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.

F.       Bundled Proposals

DWS’s policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.       Change of Company Name

DWS’s policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.       Proposals Related to the Annual Meeting

DWS’s Policy is to vote “For” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.       Reimbursement of Expenses Incurred from Candidate Nomination

DWS’s policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DWS could vote “For” staggered Boards of closed-end investment companies, although DWS generally votes “Against” staggered Boards for operating companies. Further, the manner in which DWS votes investment company proxies may differ from proposals for which an DWS-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the DWS Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

The above guidelines pertain to issuers organized in the United States and Canada. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

IX.       International Proxy Voting Guidelines with Application For Holdings Incorporated Outside the United States and Canada:

A. Election of Directors

Where it deems necessary, DWS will also take into account the following additional factors:

■	A combined CEO/Chairman role without a lead Independent Director in place would trigger a vote “Against” the CEO/Chairman.

It is essential that the board have a lead independent director, who should have approval over information flow to the board, meeting agendas and meeting schedules to ensure a structure that provides an appropriate balance between the powers of the CEO and those of the independent directors.

■	Attendance at Board meetings not disclosed on an individual basis in the annual report or on the company’s website and neither is the reported overall attendance above 90%. An individual candidate has attended fewer than 75% of the board and audit / risk committee meetings in a given year without a satisfactory explanation for his / her absence disclosed in a clear and comprehensible form in the relevant proxy filings. Satisfactory explanation will be understood as any health issues or family incidents. These would trigger a vote “Against” the election of the corresponding directors.
■	DWS will vote with an “Against” if the election of a candidate results in a direct transition from executive (incl. the CEO) to non-executive directorship (i.e. without a cooling off of minimum two years). In especially warranted cases, executive directors with a long and proven track record can become non-executive directors if this change is in line with the national best practice for corporate governance.
■	A former executive director who is nominated for a membership on the non-executive board when two or more former executive directors already serve on the same board would result in a vote “Against” the former executive, as the board cannot be regarded as independent anymore.
■	Relevant committees in place and their majority independent. If the main committees are not majority independent, this could trigger a vote “Abstain” on the Chairman of the board and if the Chairman is not up for election, “Abstain” on the non-independent committee members.
■	The management of Environmental Social and Governance (ESG) controversies around company will be analysed on a case-by-case basis based on relevant internationally recognized E, S or G principles (e.g. the UN Global Compact Principles and OECD Guidelines for Multinationals). Under extraordinary circumstances, DWS will vote against the election of directors or the entire board if there were material failures of governance, stewardship, risk oversight, or fiduciary responsibilities identified as a result of the controversies around the company.
■	When the director election lengthens the term of office, DWS will consider voting “Against” this election.*

In the absence of an annual election, we are generally supportive of staggered boards as the perpetual renewal of an appropriate proportion of the board members secures an active succession planning. In cases where the annual (re-)election is established, DWS would oppose proposals that would lengthen the term of office (i.e. from annual election to terms of two/three years or more).

*Note – This guideline would not pertain to closed-end or open-end funds.

B. Renumeration (Variable Pay)

Executive remuneration for Management Board

Where it deems necessary, DWS will also take into account the following additional factors:

■	Systems that entitle the company to recover any sums already paid (e.g. claw-back-system). Deviations are possible wherever the company provides a reasonable explanation why a claw- back was not implemented.

DWS’s policy is to vote “For” Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay, and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

DWS’s policy is to vote “For” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

C. Long-Term Incentive Plans

DWS’s policy is to vote “For” long-term incentive plans for members of a Management Board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

1. Directly align the interests of members of Management Boards with those of shareholders;

2. Establish challenging performance criteria to reward only above average performance;

3. Measure performance by total shareholder return in relation to the market or a range of comparable companies;

4. Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and

5. Do not allow a repricing of the exercise price in stock option plans.

D. Proposals to Restrict Supervisory Board Members Service on Multiple Boards

DWS’s policy is to vote “For” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

Rationale: We consider a strong, independent, and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

E. Establishment of a Remuneration Committee

DWS’s policy is to vote “For” proposals that require the establishment of a Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Management Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

F. Management Board Election and Motion

DWS’s policy is to vote “Against”:

1. The election of Management Board members with positions on either Remuneration or Audit Committees;

2. The election of Supervisory Board members with too many Supervisory Board mandates; and

3. “Automatic” election of former Management Board members into the Supervisory Board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are – subject to applicable laws and regulations – accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

G. Large Block Issuance

For the UK market the following applies:

Generally vote for a resolution to authorise the issuance of equity, unless:

■	The issuance authority exceeds 33 percent of the issued share capital. Assuming it is no more than 33 percent, a further 33 percent of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to 66 percent

Where it deems necessary, DWS will also consider voting “Against”, taking into account the following additional factors:

■	The combined equity issuance of all equity instruments with pre-emptive rights exceeds 50 percent of the outstanding share capital or the prevailing maximum threshold as stipulated by best practice rules for corporate governance in the respective country. Exceeding either of the two thresholds will be judged on a CASE-BY- CASE basis, provided that the subscription rights are actively tradable in the market.
■	The cumulative equity issuances without subscription rights (historical and across instruments) exceed the maximum level specified in a respective country’s best practices for corporate governance or 30 percent% of the company’s nominal capital.

H. Share Repurchases

Where it deems necessary, DWS will also analyse on a CASE-BY-CASE basis, if the maximum offer/price premium exceeds 10 percent and if the share repurchase program exceeds a maximum of 10 percent of issued share capital.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders. However, if the maximum offer premium exceeds 10 percent and the program itself exceeds 10 percent of issued capital, this could indicate potential risks for the shareholders in the longer term.

I. Use of Net Profits

Where it deems necessary, DWS will also consider voting “Against”, taking into account the following factors:

■	The dividend payout ratio has been below 20% for two consecutive years despite a limited availability of profitable growth opportunities, and management has not given/provided adequate reasons for this decision.
■	The payout ratio exceeds 100 % of the distributable profits without appropriate reason (the company pays a dividend which affects its book value).

J. Amendments of the Articles

Where it deems necessary, DWS will consider to generally to vote “Against” if the vote is an article amendment that would lengthen the term of office for directors over 3 years.

K. Related Party Transactions

DWS will analyse related party transactions on a CASE-BY-CASE basis and will additionally consider ISS recommendations.

L. Auditor

Where it deems necessary, on audit-related agenda items, DWS will also consider voting “Against”, taking into account the following additional factors:

■	The name of the audit firm is not disclosed.
■	No breakdown of audit/non-audit fees is provided.
■	Non-audit fees exceed standard audit and audit-related- fees, unless ISS highlights a special justification such as IPOs, M&A or restructuring (this guideline applies only to companies on the country`s main index).
■	Auditors are changed without explanation.
■	The same lead audit partner has been appointed for more than five years.
■	Consequently, when the company does not publish the name of its lead auditor and the duration for which she / he has been previously appointed. (Markets in which the regulatory requirement for lead partner rotation is maximum five years are exempt from this guideline).

X. Proxy Voting Guidelines With Application For Holdings Incorporated In Japan

With reference to our policy on board composition in Japan, we expect companies, which define the role of the board to have a supervisory function instead of an executive function, to have at least two outside directors and strongly encourage them to ensure that at least 1/3 of the members in their boards are considered independent.

With reference to our policy of defining independence, outlined earlier in this document, in Japan as significant shareholders we will consider those who are in the top ten shareholders, even if their holding represents a share of less than 10%, mainly due to the market practice in Japan for business partners to own a certain percentage of each other’s shares as cross shareholders. With reference to our policy on the separation of the CEO and chairman roles and responsibilities, we strongly encourage our Japanese investees to disclose the member, who chairs the board as well as the member, who is considered to chair the company, the so called “Kaicho”, if these roles are separated. We also expect and foster our investees in Japan to establish the relevant formal committees- nomination, remuneration and audit.

Rationale: We acknowledge what has been achieved in the last couple of years in the corporate governance developments in Japan and support the progress, which has been made in that regard, in particular with the introduction of the Corporate Governance and Stewardship codes. We aspire to be in a constructive dialogue with our investees and to act as their steering partner to drive further developments in the corporate governance area. However, we foster our investees in Japan to strive to have more independent boards generally, as we believe board independence is crucial for the further development of corporate governance in Japan.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure:

As of the date of this report the Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the Fund.

Ashton P. Goodfield, CFA, Managing Director of DWS and Portfolio Manager of the Fund.

  Joined DWS in 1986 and the Fund in 2014.
  Head of Municipal Bonds.
  BA, Duke University.

Chad Farrington, CFA, Managing Director of DWS and Portfolio Manager of the Fund.

  Joined DWS and the Fund in 2018 with 20 years of industry experience; previously, worked as Portfolio Manager, Head of Municipal Research & Senior Credit Analyst at Columbia Threadneedle
  BS, Montana State University

Michael J. Generazo, Director of DWS and Portfolio Manager of the Fund.

  Joined DWS in 1999 and the Fund in 2018.
  BS, Bryant College; MBA, Suffolk University

Compensation of Portfolio Managers

The Advisor and its affiliates are part of DWS. The brand DWS represents DWS Group GmbH & KGaA (“DWS Group”) and any of its subsidiaries such as DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services. DWS seeks to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as set forth below. The compensation information below is provided as of the Fund’s most recent annual report dated November 30, 2019.

•	Fixed Pay (FP) is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. DWS) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.

•	Variable Compensation (VC) is a discretionary compensation element that enables the Advisor and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting DWS affordability and the financial situation of Deutsche Bank AG (the “Bank”) and DWS. VC aims to:

o	Recognize that every employee contributes to the DWS Group’s success through the DWS Group and/or Bank component of VC (Group Component),
o	Reflect individual performance, investment performance, behaviours and culture through discretionary individual VC (Individual Component), and
o	Reward outstanding contributions at the junior levels through the discretionary Recognition Award.

Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply.  Both Group and Individual Components may be awarded in shares or other share-based instruments and other deferral arrangements.

•	VC can be delivered via cash, restricted equity awards, and/or restricted incentive awards or restricted compensation. Restricted compensation may include:
o	notional fund investments
o	restricted equity, notional equity,
o	restricted cash,
o	or such other form as DWS may decide in its sole discretion

•	VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to performance conditions and forfeiture provisions, will increase significantly as the amount of the VC increases.

•	Additional forfeiture and claw back provisions, including complete forfeiture and claw back of VC may apply in certain events if an employee is an InstVV [CRD IV EU Directive4] Material Risk Taker.

•	For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to the funds they manage.

In general, each of the Advisor and its advisory affiliates seek to offer their investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate their investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type.  The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the Advisor and its affiliates consider a number of quantitative, qualitative and other factors:

-	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
-	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
-	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.
-	Furthermore, it is important to note that DWS Group functions within a controlled environment based upon the risk limits established by DWS Group’s Risk division, in conjunction with DWS Group management. Because risk consideration is inherent in all business activities, performance assessment factors in an employee’s ability to assess and manage risk.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered DWS Funds advised by DWS Investment Management Americas, Inc.

(Advisor) as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent annual report dated November 30, 2019.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Ashton P. Goodfield	-	$500,001-$1,000,000
Michael J. Generazo	-	$10,001-$50,000
Chad Farrington	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with the Advisor, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent annual report dated November 30, 2019.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Ashton P. Goodfield	8	$8,561,128,966	-	-
Michael J. Generazo	5	$6,905,870,732	-	-
Chad Farrington	2	$5,255,768,646	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Ashton P. Goodfield	-	-	-	-
Michael J. Generazo	-	-	-	-
Chad Farrington	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ashton P. Goodfield	-	-	-	-
Michael J. Generazo	2	$36,663,856	-	-
Chad Farrington	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor and their affiliates, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor and their affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor and their affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor and their affiliates to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor and their affiliates in the interest of achieving the most favorable net results to the Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor and their affilates attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor and their affiliates will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by the DWS Group, a multinational global financial services firm that is a majority owned subsidiary of Deutsche Bank AG. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor and their affiliates may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for their client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor and their affiliates have instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
December 1 through December 31	-	n/a	n/a	n/a
January 1 through January 31	-	n/a	n/a	n/a
February 1 through February 28	-	n/a	n/a	n/a
March 1 through March 31	-	n/a	n/a	n/a
April 1 through April 30	-	n/a	n/a	n/a
May 1 through May 31	-	n/a	n/a	n/a
June 1 through June 30	-	n/a	n/a	n/a
July 1 through July 31	-	n/a	n/a	n/a
August 1 through August 31	-	n/a	n/a	n/a
September 1 through September 30	-	n/a	n/a	n/a
October 1 through October 31	-	n/a	n/a	n/a
November 1 through November 30	-	n/a	n/a	n/a
Total	-	n/a	n/a	n/a

The Fund may from time to time repurchase shares in the open market.

On September 19, 2018, the Fund announced that the Fund's Board of Trustees extended the Fund's existing open market share repurchase program for an additional 12 month period. The Fund may continue to purchase outstanding shares of common stock in open-market transactions over the period December 1, 2018 until November 30, 2019, when the Fund's shares trade at a discount to net asset value. The Board's authorization of the repurchase program extension follows the previous repurchase program, which commenced on December 1, 2017 and ran until November 30, 2018.

On September 17, 2019, the Fund announced that the Fund's Board of Trustees extended the Fund's existing open market share repurchase program for an additional 12 month period. The Fund may continue to purchase outstanding shares of common stock in open-market transactions over the period December 1, 2019 until November 30, 2020, when the Fund's shares trade at a discount to net asset value. The Board's authorization of the repurchase program extension follows the previous repurchase program, which commenced on December 1, 2018 and ran until November 30, 2019.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Municipal Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/29/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	1/29/2020